                                                                    Exhibit 99.1

                              2Q 2004 Conference Call
                          11:00 AM ET, Today, 8/6/2004
                            Dial 800-547-9328 for Q and A
                      (International for Q and A 212-676-4917)

Webcast:

     Via  Web  site,  homeproperties.com,   in  the  "Investors"  section  under
     "Financial Information"

 Question and Answer:

     You will need to press the number one  followed  by the number four on your touchtone  phone to be placed in the  queue to ask a  question.  If you are using a  speakerphone,  please  pick up the  handset  before  pressing  the numbers. No password is required.

Enclosed are the following supplemental reports:

1.   Property-by-Property Breakdown of Operating Results
2.   Occupancy Comparison by Regions and Sequential NOI Comparison
3.   Resident Statistics
4.   Same-Store Operating Expense Detail
5.   Breakdown of "Other Income"
6.   Summary of Recent Acquisitions
7.   Summary of Recent Sales
8.   Breakdown of Owned Units by Market
9.   Debt Summary Schedule
10.  Net Asset Value Calculation
11.  Capital Expenditure and Adjusted NOI Summary
12.  2004 Earnings Guidance
13.  Reconciliation of FIN 46 Consolidation - Balance Sheet
14.  Reconciliation of FIN 46 Consolidation - Income Statement QTD June 30, 2004
15.  Reconciliation of FIN 46 Consolidation - Income Statement YTD June 30, 2004

Audio Replay:

     800-633-8284 (International for audio replay 402-977-9140)

Audio Replay Passcode:

     21164172

Please call our office at 585-546-4900 if there is any additional information that we can provide.

JS:DPG:yjw
Enclosures

HOME PROPERTIES OWNED COMMUNITIES RESULTS

                               SECOND QUARTER 2004                                 Q2 '04 versus Q2 '03
                                                                                         % Growth
                                                                                   --------------------

                                                  Q2 2004                   Year                                   Q2 2004
                               # of        Date     Rent/    Q2 2004         Ago   Rental      Rental        NOI     % NOI        %
                              Apts.       Acqu.       Mo.     Occup.      Occup.    Rates       Revs.      w/G&A     w/G&A   #Units
                              -----       -----       ---     ------      ------    -----       -----      -----     -----   ------

Baltimore Region
  Bonnie Ridge                  966    7/1/1999   $   986      93.1%       90.6%     0.7%        3.4%       7.3%
  Brittany Place                591   8/22/2002   $ 1,025      94.7%       96.7%     6.1%        3.9%      -0.3%
  Canterbury Apartments         618   7/16/1999   $   794      93.9%       93.8%     4.1%        4.2%       7.1%
  Country Village               344   4/30/1998   $   769      92.7%       92.4%     3.1%        3.4%       0.2%
  Falcon Crest                  396   7/16/1999   $   852      93.9%       94.9%     5.5%        4.5%       0.3%
  Fenland Field                 234    8/1/2001   $   995      94.1%       91.4%     4.2%        7.3%       5.2%
  Gateway Village               132   7/16/1999   $ 1,102      92.1%       92.2%     5.3%        5.3%       7.1%
  Mill Towne Village Apts       384   5/31/2001   $   752      93.8%       85.9%     2.9%       12.4%      21.8%
  Morningside Heights         1,050   4/30/1998   $   773      94.5%       89.1%     2.5%        8.6%      21.4%
  Owings Run                    504   7/16/1999   $   952      93.5%       86.4%    -2.5%        5.5%       6.7%
  Selford Townhomes             102   7/16/1999   $ 1,129      92.7%       93.2%     6.7%        6.1%       7.6%
  Shakespeare Park               82   7/16/1999   $   689      99.2%      100.0%    12.9%       12.0%      15.7%
  Timbercroft Townhomes         284   7/16/1999   $   727      99.5%       99.3%     6.0%        6.1%       7.3%
  Village Square Townhomes      370   7/16/1999   $   980      96.2%       95.6%     6.7%        7.3%      11.4%
  Woodholme Manor               176   3/31/2001   $   697      92.5%       92.9%     6.9%        6.4%      11.3%
                              -----               -------      ----        ----      ---         ---       ----      ----     ----
    Total
      Baltimore Region        6,233               $   878      94.2%       91.9%     3.3%        5.8%       8.6%     15.5%    14.8%

Boston Region:
  Gardencrest                   696   6/28/2002   $ 1,284      92.8%       93.6%    10.5%        9.6%      13.2%
  Stone Ends                    280   2/12/2003   $ 1,175      94.4%       91.7%     0.0%        2.9%      10.5%
  The Village at Marshfield     276   3/17/2004   $ 1,076      91.1%         n/a      n/a         n/a        n/a
                              -----               -------      ----        ----      ---         ---       ----      ----     ----
     Total
      Boston Region           1,252               $ 1,214      92.8%       93.0%     7.5%        7.7%      12.4%      4.1%     3.0%

Buffalo, NY Region:
  Emerson Square                 96  10/15/1997   $   659      95.6%       96.2%     2.5%        1.8%      -3.5%
  Idylwood                      720    1/1/1995   $   661      94.5%       90.8%     2.4%        6.5%       7.9%
  Paradise Lane                 324  10/15/1997   $   685      92.9%       89.0%     0.2%        4.6%       4.3%
  Raintree Island               504    8/4/1994   $   714      93.7%       87.3%     1.2%        8.6%       8.2%
                              -----               -------      ----        ----      ---         ---       ----      ----     ----
     Total
      Buffalo Region          1,644               $   682      94.0%       89.6%     1.5%        6.5%       6.4%      2.3%     3.9%

Connecticut Region
  Apple Hill                    498   3/27/1998   $ 1,032      94.3%       93.0%     0.6%        1.9%      -8.2%
                              -----               -------      ----        ----      ---         ---       ----      ----     ----
    Total
      Connecticut Region        498               $ 1,032      94.3%       93.0%     0.6%        1.9%      -8.2%      1.3%     1.2%

Delaware Region
  Home Properties of Newark     432   7/16/1999   $   776      94.0%       92.2%     7.0%        9.0%      14.2%
                              -----               -------      ----        ----      ---         ---       ----      ----     ----
    Total
      Delaware Region           432               $   776      94.0%       92.2%     7.0%        9.0%      14.2%      0.9%     1.0%

Detroit, Michigan Region
  Canterbury Square             336  10/29/1997   $   757      96.4%       91.5%     0.9%        6.4%      31.6%
  Carriage Hill - MI            168   9/29/1998   $   775      95.8%       92.5%    -0.9%        2.6%       2.6%
  Carriage Park                 256   9/29/1998   $   734      95.2%       93.8%     0.0%        1.5%       6.8%
  Charter Square                492  10/29/1997   $   848      92.4%       92.8%    -0.3%       -0.7%      -3.8%
  Cherry Hill Club              165    7/7/1998   $   646      84.1%       94.4%    -1.9%      -12.6%     -36.0%
  Cherry Hill Village           224   9/29/1998   $   703      97.3%       92.0%    -0.6%        5.1%      24.7%
  Deerfield Woods               144   3/22/2000   $   815      91.3%       92.5%     0.6%       -0.7%       5.7%
  Fordham Green                 146  10/29/1997   $   884      90.3%       94.6%     1.0%       -3.5%      -7.1%
  Golfview Manor                 44  10/29/1997   $   609      90.5%       84.7%     3.6%       10.6%       2.6%
  Greentrees                    288  10/29/1997   $   650      88.2%       83.7%    -2.1%        3.1%      16.5%
  Hampton Court                 182   9/30/2000   $   671      88.3%       88.2%    -4.0%       -3.9%      -2.3%
  Kingsley                      328  10/29/1997   $   667      94.4%       89.9%    -3.6%        1.3%       3.2%
  Macomb Manor                  217   3/22/2000   $   698      94.5%       94.2%     1.8%        2.1%      -3.5%
  Oak Park Manor                298  10/29/1997   $   842      87.7%       86.5%     1.0%        2.4%      13.4%
  Parkview Gardens              484  10/29/1997   $   642      87.4%       85.1%    -1.0%        1.6%      23.0%
  Scotsdale                     376  11/26/1997   $   676      91.7%       92.5%    -3.4%       -4.2%      -7.8%
  Southpointe Square            224  10/29/1997   $   643      94.0%       86.3%     0.2%        9.1%      31.5%
  Springwells Park              303    4/8/1999   $   968      92.7%       87.4%    -1.4%        4.6%      16.3%
  Stephenson House              128  10/29/1997   $   668      97.2%       88.4%    -1.5%        8.3%      46.5%
  The Lakes                     434   11/5/1999   $   863      90.2%       87.7%    -4.1%       -1.4%      12.9%
  Woodland Gardens              337  10/29/1997   $   726      95.7%       89.7%    -1.4%        5.2%       7.9%
                              -----               -------      ----        ----      ---         ---       ----      ----     ----
    Total
      Detroit Region          5,574               $   747      92.1%       89.8%    -1.2%        1.4%       8.1%      9.4%    13.3%

Hudson Valley Region
  Carriage Hill                 140   7/17/1996   $ 1,203      93.2%       93.4%     6.1%        5.9%       4.1%
  Cornwall Park                  75   7/17/1996   $ 1,588      88.8%       88.8%    -2.2%       -2.1%      -5.4%
  Lakeshore Villas              152   7/17/1996   $   998      94.1%       95.3%     4.2%        3.0%      14.5%
  Patricia                      100    7/7/1998   $ 1,283      90.6%       93.5%     6.4%        3.2%       2.4%
  Sherwood Consolidation        224  10/11/2002   $   974      97.4%       97.7%    13.5%       13.3%       8.0%
  Sunset Gardens                217   7/17/1996   $   873      95.4%       96.8%     5.6%        4.1%       9.0%
                              -----               -------      ----        ----      ---         ---       ----      ----     ----
     Total
      Hudson Valley Region      908               $ 1,074      93.9%       94.6%     6.2%        5.3%       5.8%      2.3%     2.2%

Illinois Region
  Blackhawk                     371  10/20/2000   $   851      85.7%       91.4%     1.0%       -5.3%     -25.6%
  Courtyards Village            224   8/29/2001   $   753      94.6%       94.2%    -3.6%       -3.2%      -1.3%
  Cypress Place                 192  12/27/2000   $   881      96.3%       93.7%    -0.5%        2.2%       7.1%
  The Colony                    783    9/1/1999   $   829      91.8%       92.1%    -0.3%       -0.6%     -22.9%
  The New Colonies              672   6/23/1998   $   713      93.7%       88.6%     0.8%        6.6%       8.5%
                              -----               -------      ----        ----      ---         ---       ----      ----     ----
    Total
      Illinois Region         2,242               $   795      91.9%       91.4%    -0.1%        0.4%     -11.3%      3.7%     5.3%

Indiana Region
  Maple Lane                    396    7/9/1999   $   655      88.6%       87.7%    -2.5%       -1.5%      15.6%
                              -----               -------      ----        ----      ---         ---       ----      ----     ----
    Total
      Indiana Region            396               $   655      88.6%       87.7%    -2.5%       -1.5%      15.6%      0.6%     0.9%

Long Island, NY Region
  Bayview / Colonial            160   11/1/2000   $ 1,106      96.5%       93.9%     4.2%        7.0%       4.5%
  Cambridge Village              82    3/1/2002   $ 1,341      97.7%       98.2%     9.3%        8.8%       4.8%
  Coventry Village               94   7/31/1998   $ 1,289      95.6%       97.8%     5.5%        3.1%      -5.9%
  Devonshire Hills              297   7/16/2001   $ 1,659      96.9%       94.8%    -2.2%       -0.1%      -5.7%
  East Winds                     96   11/1/2000   $ 1,090      92.6%       94.2%     4.7%        3.0%       2.1%
  Hawthorne Consolidation       434    4/4/2002   $ 1,260      96.4%       94.1%     5.6%        8.1%       6.9%
  Heritage Square                80    4/4/2002   $ 1,308      95.8%       99.5%     7.8%        3.8%      -1.0%
  Holiday/Muncy
    Consolidation               143   5/31/2002   $   914     100.6%       98.8%     1.2%        3.0%      -1.8%
  Lake Grove Apartments         368    2/3/1997   $ 1,337      91.2%       96.2%     3.6%       -1.8%      -1.4%
  Maple Tree                     84   11/1/2000   $ 1,117      93.3%       96.7%     3.0%       -0.6%     -11.9%
  Mid- Island Estates           232    7/1/1997   $ 1,156      96.2%       98.2%     6.7%        4.5%      11.2%
  Rider Terrace                  24   11/1/2000   $ 1,151      98.8%       95.7%     6.7%       10.2%      15.3%
  South Bay Manor                61   9/11/2000   $ 1,466      98.0%       95.5%     7.9%       10.7%      17.5%
  Southern Meadows              452   6/29/2001   $ 1,313      95.2%       96.9%     2.7%        0.9%      -2.7%
  Stratford Greens              359    3/1/2002   $ 1,340      92.8%       93.0%     3.3%        3.0%       0.0%
  Terry Apartments               65   11/1/2000   $ 1,094      94.5%       95.5%     4.7%        3.7%       5.9%
  Westwood Village Apts         242    3/1/2002   $ 1,947      95.0%       97.2%     9.5%        7.0%      -2.8%
  Woodmont Village Apts          96    3/1/2002   $ 1,198      94.0%       92.5%     6.8%        8.6%      14.5%
  Yorkshire Village Apts         40    3/1/2002   $ 1,376      99.2%      100.0%     6.4%        5.5%      45.6%
                              -----               -------      ----        ----      ---         ---       ----      ----     ----
     Total
      Long Island Region      3,409               $ 1,333      95.2%       95.8%     4.2%        3.5%       0.7%     12.4%     8.1%

Maine Region
  Mill Co. Gardens               95    7/7/1998   $   695      97.5%       97.9%     4.8%        4.4%      13.3%
  Redbank Village               500    7/7/1998   $   762      94.2%       96.0%     3.4%        1.5%      -1.5%
                              -----               -------      ----        ----      ---         ---       ----      ----     ----
    Total
      Maine Region              595               $   751      94.7%       96.3%     3.6%        1.9%       0.5%      1.2%     1.4%

New Jersey Region
  Chatham Hill Apartments       308   1/30/2004   $ 1,413      78.0%         n/a      n/a         n/a        n/a
  East Hill Gardens              33    7/7/1998   $ 1,331      90.3%       97.0%     6.3%       -1.1%     -10.9%
  Fairmount Apartments           54   1/30/2004   $   759      96.6%         n/a      n/a         n/a        n/a
  Kensington Apartments          38   1/30/2004   $   878      99.1%         n/a      n/a         n/a        n/a
  Lakeview                      106    7/7/1998   $ 1,132      96.2%       96.9%     7.7%        7.0%       4.0%
  Northwood Apartments          134   1/30/2004   $ 1,104      92.1%         n/a      n/a         n/a        n/a
  Oak Manor                      77    7/7/1998   $ 1,613      97.7%       94.4%     3.8%        7.4%       5.9%
  Pleasant View               1,142    7/7/1998   $   991      95.4%       93.8%     2.9%        4.6%      -0.6%
  Pleasure Bay                  270    7/7/1998   $   919      96.6%       97.5%     9.7%        8.8%       6.8%
  Royal Gardens Apartments      550   5/28/1997   $ 1,032      94.0%       97.9%     3.1%       -0.9%      -3.5%
  Wayne Village                 275    7/7/1998   $ 1,136      95.6%       93.3%     5.5%        8.1%       7.1%
  Windsor Realty                 67    7/7/1998   $ 1,025      97.3%       96.0%     3.5%        4.8%       4.4%
                              -----               -------      ----        ----      ---         ---       ----      ----     ----
     Total
      New Jersey Region       3,054               $ 1,072      92.9%       95.2%     4.2%        4.3%       0.7%      8.1%     7.3%

Philadelphia Region
  Beechwood Gardens             160    7/7/1998   $   789      96.1%       96.0%     6.4%        6.5%       4.7%
  Castle Club                   158   3/15/2000   $   862      94.1%       97.9%     6.4%        2.2%      -2.2%
  Cedar Glen                    110    3/3/1998   $   659      89.1%       92.9%     8.5%        4.2%      -1.8%
  Chesterfield                  247   9/23/1997   $   857      96.3%       96.2%     4.7%        4.9%      -0.8%
  Curren Terrace                318   9/23/1997   $   891      91.4%       90.0%     2.4%        3.9%       1.3%
  Executive House               100   9/23/1997   $   900      92.9%       91.3%     2.7%        4.5%       3.5%
  Glen Brook                    177   7/28/1999   $   743      94.2%       96.7%     5.3%        2.4%     -19.6%
  Glen Manor                    174   9/23/1997   $   753      94.0%       92.4%     4.3%        6.2%      -2.4%
  Golf Club                     399   3/15/2000   $ 1,004      90.6%       92.5%     4.9%        2.8%      -0.2%
  Hill Brook Place              274   7/28/1999   $   816      98.4%       97.1%     3.3%        4.8%      -1.9%
  Home Properties of
    Bryn Mawr                   316   3/15/2000   $ 1,032      96.4%       93.4%     2.9%        6.2%       4.0%
  Home Properties of Devon      629   3/15/2000   $ 1,085      88.5%       92.1%     2.9%       -1.1%      -1.7%
  New Orleans Consolidation     442   7/28/1999   $   783      93.2%       95.0%     3.0%        1.1%      -0.4%
  Racquet Club                  467    7/7/1998   $   956      95.6%       97.1%     4.8%        3.2%      -5.9%
  Racquet Club South            103   5/27/1999   $   836      93.1%       95.4%     5.6%        2.9%      -5.6%
  Ridley Brook                  244   7/28/1999   $   810      97.3%       96.8%     5.3%        5.8%       2.0%
  Sherry Lake                   298   7/23/1998   $ 1,089      96.6%       94.6%     3.5%        5.7%      10.4%
  The Landings                  384  11/25/1996   $   975      96.0%       96.9%     4.4%        3.4%       8.6%
  Trexler Park                  249   3/15/2000   $ 1,053      90.3%       90.2%     6.6%        6.6%       2.0%
  Valley View                   177   9/23/1997   $   771      88.5%       90.1%    -0.3%       -2.1%     -10.8%
  Village Square                128   9/23/1997   $   893      92.8%       93.3%     5.6%        5.0%      -5.9%
  William Henry                 363   3/15/2000   $ 1,057      92.7%       89.1%     1.9%        6.0%       5.0%
                              -----               -------      ----        ----      ---         ---       ----      ----     ----
     Total
      Philadelphia Region     5,917               $   927      93.4%       93.8%     3.9%        3.5%       0.3%     13.1%    14.1%

Rochester, NY Region:
  1600 East Avenue              164   9/18/1997   $ 1,030      95.7%       72.1%   -12.4%       16.4%      26.5%
  1600 Elmwood                  210    8/4/1994   $   919      91.9%       90.0%     0.5%        2.6%      -3.8%
  Brook Hill                    192    8/4/1994   $   861      94.7%       87.8%    -4.7%        2.8%      23.3%
  Newcastle Apartments          197    8/4/1994   $   767      94.3%       96.1%    -0.9%       -2.7%       1.6%
  Perinton Manor                224    8/4/1994   $   807      95.8%       88.8%    -1.8%        6.0%       3.2%
  Riverton Knolls               240    8/4/1994   $   834      90.5%       86.5%    -0.5%        4.1%       5.8%
  Spanish Gardens               220    8/4/1994   $   711      93.8%       92.3%     1.2%        2.8%       7.6%
  The Meadows                   113    8/4/1994   $   748      96.1%       95.9%     2.6%        2.8%      -0.1%
  Woodgate                      120   6/30/1997   $   829      91.8%       96.4%     2.4%       -2.5%     -19.7%
                              -----               -------      ----        ----      ---         ---       ----      ----     ----
     Total
      Rochester Region        1,680               $   833      93.7%       88.3%    -2.1%        3.8%       5.2%      3.0%     4.0%

Syracuse, NY Region:
  Fairview Heights              214    8/4/1994   $   942      87.3%       90.7%     5.7%        1.7%       3.7%
  Harborside Manor              281   9/30/1994   $   671      91.6%       93.2%     2.2%        0.4%     -16.1%
  Pearl Street                   60   5/17/1995   $   583      93.8%       95.6%     2.1%        0.2%     -19.1%
  Village Green
    (inclu Fairways)            448  12/19/1994   $   698      91.0%       92.4%     2.4%        0.9%       1.1%
  Westminster Place             240    1/1/1996   $   668      91.8%       96.2%     2.0%       -2.6%     -15.4%
                              -----               -------      ----        ----      ---         ---       ----      ----     ----
     Total
      Syracuse Region         1,243               $   723      90.5%       93.0%     3.0%        0.3%      -5.6%      1.8%     3.0%

Washington DC Region
  Braddock Lee                  254   3/16/1998   $ 1,108      96.9%       96.2%     3.4%        4.2%      10.6%
  Cider Mill                    864   9/27/2002   $ 1,021      95.1%       95.0%     2.7%        2.8%       9.2%
  East Meadow                   150    8/1/2000   $ 1,164      94.9%       94.0%    -0.3%        0.7%       7.0%
  Elmwood Terrace               504   6/30/2000   $   820      92.4%       92.5%     4.4%        4.4%       0.2%
  Falkland Chase                450   9/10/2003   $ 1,107      94.2%         n/a      n/a         n/a        n/a
  Orleans Village               851  11/16/2000   $ 1,136      94.0%       84.6%    -1.0%       10.0%      26.5%
  Park Shirlington              294   3/16/1998   $ 1,127      95.4%       95.5%     0.8%        0.8%       1.3%
  Pavilion Apartments           432    7/1/1999   $ 1,398      91.9%       92.6%     1.4%        0.7%      10.6%
  Seminary Hill                 296    7/1/1999   $ 1,151      93.3%       91.0%     3.5%        6.1%      19.9%
  Seminary Towers               548    7/1/1999   $ 1,118      93.3%       93.7%     0.4%       -0.1%       7.4%
  Tamarron Apartments           132   7/16/1999   $ 1,143      95.5%       96.8%     6.6%        5.2%      10.6%
  The Apts at
    Wellington Trace            240    3/2/2004   $ 1,144      90.1%         n/a      n/a         n/a        n/a
  The Manor - MD                435   8/31/2001   $ 1,115      94.9%       99.1%     2.4%       -1.9%      -3.8%
  The Manor - VA                198   2/19/1999   $   934      92.3%       90.4%     4.9%        7.1%      17.9%
  The Sycamores                 185  12/16/2002   $ 1,132      94.6%       89.7%     2.8%        8.4%      28.6%
  Virginia Village              344   5/31/2001   $ 1,183      96.8%       93.3%     3.5%        7.4%      16.2%
  Wellington Lakes              160  10/24/2001   $   777      89.9%       86.4%     3.2%        7.3%     -12.9%
  Wellington Woods              114  10/24/2001   $   817      90.5%       86.3%     5.6%       10.8%     -21.7%
  West Springfield              244  11/18/2002   $ 1,216      94.1%       87.1%    -0.4%        7.6%      27.8%
  Woodleaf Apartments           228   3/19/2004   $   952      92.5%         n/a      n/a         n/a        n/a
                              -----               -------      ----        ----      ---         ---       ----      ----     ----
    Total
      Washington DC Region    6,923               $ 1,090      93.9%       92.1%     1.9%        4.1%      11.2%     20.4%    16.5%

TOTAL OWNED PORTFOLIO        42,000               $   946      93.5%         n/a      n/a         n/a        n/a    100.0%   100.0%
TOTAL CORE PORTFOLIO         39,992               $   937      93.7%       92.6%     2.5%        3.8%       2.3%

HOME PROPERTIES OWNED COMMUNITIES RESULTS

                                         YTD through June 30, 2004                   YTD '04 versus YTD '03
                                                                                          % Growth
                                                                                     ----------------------
                                                    YTD '04                Year                                 YTD '02
                                # of         Date     Rent/  YTD '04        Ago      Rental     Rental         NOI      NOI        %
                               Apts.        Acqu.       Mo.   Occup.     Occup.       Rates      Revs.       w/G&A    w/G&A   #Units
                               -----        -----       ---   ------     ------       -----      -----       -----    -----   ------

Baltimore Region
  Bonnie Ridge                   966     7/1/1999    $  987    92.7%      90.6%        1.4%       3.7%        7.6%
  Brittany Place                 591    8/22/2002    $1,019    94.5%      96.3%        6.2%       4.3%       -0.1%
  Canterbury Apartments          618    7/16/1999    $  788    94.4%      93.2%        3.9%       5.2%        7.5%
  Country Village                344    4/30/1998    $  767    93.2%      90.7%        3.3%       6.1%        8.8%
  Falcon Crest                   396    7/16/1999    $  846    94.3%      93.7%        4.9%       5.5%        2.2%
  Fenland Field                  234     8/1/2001    $  991    92.6%      91.4%        4.4%       5.8%        8.0%
  Gateway Village                132    7/16/1999    $1,099    93.5%      94.2%        5.9%       5.1%        6.6%
  Mill Towne Village Apts        384    5/31/2001    $  748    93.7%      84.7%        3.4%      14.5%       23.9%
  Morningside Heights          1,050    4/30/1998    $  771    94.4%      88.9%        2.5%       8.9%       15.8%
  Owings Run                     504    7/16/1999    $  948    92.8%      86.2%       -2.7%       4.7%        6.6%
  Selford Townhomes              102    7/16/1999    $1,118    95.0%      93.3%        6.6%       8.6%       10.5%
  Shakespeare Park                82    7/16/1999    $  655    98.5%      99.9%        7.2%       5.7%       12.4%
  Timbercroft Townhomes          284    7/16/1999    $  714    99.3%      99.4%        6.2%       6.1%        7.3%
  Village Square Townhomes       370    7/16/1999    $  979    95.3%      95.8%        7.2%       6.7%        9.4%
  Woodholme Manor                176    3/31/2001    $  691    94.6%      92.9%        7.7%       9.7%       14.2%
                              ------                 ------    ----       ----         ---        ---        ----    -----    -----
    Total
      Baltimore Region         6,233                 $  874    94.1%      91.6%        3.4%       6.2%        8.6%    15.8%    14.8%

Boston Region:
  Gardencrest                    696    6/28/2002    $1,271    93.3%      93.8%       11.4%      10.8%        3.3%
  Stone Ends                     280    2/12/2003    $1,172    95.0%        n/a         n/a        n/a         n/a
  The Village at Marshfield      276    3/17/2004    $1,097    90.8%        n/a         n/a        n/a         n/a
                              ------                 ------    ----       ----         ---        ---        ----    -----    -----
     Total
      Boston Region            1,252                 $1,243    93.8%      93.8%       11.4%      10.8%        3.3%     3.7%     3.0%

Buffalo, NY Region:
  Emerson Square                  96   10/15/1997    $  657    96.9%      95.4%        2.5%       4.1%        6.2%
  Idylwood                       720     1/1/1995    $  657    93.8%      90.0%        1.7%       6.1%       10.7%
  Paradise Lane                  324   10/15/1997    $  683    92.9%      86.7%        0.4%       7.5%        8.0%
  Raintree Island                504     8/4/1994    $  710    93.2%      86.2%        0.9%       9.2%       12.3%
                              ------                 ------    ----       ----         ---        ---        ----    -----    -----
     Total
      Buffalo Region           1,644                 $  678    93.6%      88.4%        1.2%       7.2%       10.3%     2.2%     3.9%

Connecticut Region
  Apple Hill                     498    3/27/1998    $1,028    93.2%      93.0%        0.6%       0.8%      -11.6%
                              ------                 ------    ----       ----         ---        ---        ----    -----    -----
    Total
      Connecticut Region         498                 $1,028    93.2%      93.0%        0.6%       0.8%      -11.6%     1.3%     1.2%

Delaware Region
  Home Properties of Newark      432    7/16/1999    $  771    94.6%      90.4%        6.7%      11.7%       22.2%
                              ------                 ------    ----       ----         ---        ---        ----    -----    -----
    Total
      Delaware Region            432                 $  771    94.6%      90.4%        6.7%      11.7%       22.2%     0.9%     1.0%

Detroit, Michigan Region
  Canterbury Square              336   10/29/1997    $  752    96.1%      89.0%       -0.1%       8.0%       25.7%
  Carriage Hill - MI             168    9/29/1998    $  772    95.1%      91.7%       -0.5%       3.2%       15.2%
  Carriage Park                  256    9/29/1998    $  736    94.8%      92.8%        0.0%       2.2%       10.1%
  Charter Square                 492   10/29/1997    $  845    93.3%      90.7%       -0.2%       2.6%        4.4%
  Cherry Hill Club               165     7/7/1998    $  648    85.7%      92.7%       -2.0%      -9.4%      -35.0%
  Cherry Hill Village            224    9/29/1998    $  703    97.1%      90.1%       -0.8%       6.9%       30.5%
  Deerfield Woods                144    3/22/2000    $  816    91.2%      91.8%        0.5%      -0.2%        0.2%
  Fordham Green                  146   10/29/1997    $  891    90.0%      94.1%        2.0%      -2.4%       -8.4%
  Golfview Manor                  44   10/29/1997    $  600    89.5%      86.2%        3.6%       7.5%       21.8%
  Greentrees                     288   10/29/1997    $  652    89.6%      87.9%       -1.3%       0.6%        3.9%
  Hampton Court                  182    9/30/2000    $  670    88.5%      86.1%       -0.4%       2.4%        7.1%
  Kingsley                       328   10/29/1997    $  668    93.9%      89.4%       -3.2%       1.7%        3.3%
  Macomb Manor                   217    3/22/2000    $  695    94.4%      94.7%        1.5%       1.2%        1.2%
  Oak Park Manor                 298   10/29/1997    $  838    89.3%      85.2%        0.5%       5.3%       21.2%
  Parkview Gardens               484   10/29/1997    $  646    88.9%      85.5%        0.0%       3.9%       28.2%
  Scotsdale                      376   11/26/1997    $  674    93.4%      91.7%       -3.7%      -2.0%       -1.0%
  Southpointe Square             224   10/29/1997    $  643    91.8%      85.6%       -0.4%       6.9%       25.1%
  Springwells Park               303     4/8/1999    $  968    91.3%      84.9%       -2.6%       4.6%       12.6%
  Stephenson House               128   10/29/1997    $  665    92.8%      88.4%       -1.5%       3.4%       21.5%
  The Lakes                      434    11/5/1999    $  865    90.9%      85.2%       -4.1%       2.3%       14.4%
  Woodland Gardens               337   10/29/1997    $  727    95.2%      87.2%       -1.8%       7.2%       15.6%
                              ------                 ------    ----       ----         ---        ---        ----    -----    -----
    Total
      Detroit Region           5,574                 $  747    92.2%      88.7%       -1.1%       2.8%       10.6%     9.8%    13.3%

Hudson Valley Region
  Carriage Hill                  140    7/17/1996    $1,194    93.3%      95.1%        6.3%       4.3%        0.7%
  Cornwall Park                   75    7/17/1996    $1,594    88.4%      89.8%       -1.4%      -3.0%       -4.7%
  Lakeshore Villas               152    7/17/1996    $  993    92.5%      95.4%        4.4%       1.2%        6.4%
  Patricia                       100     7/7/1998    $1,293    92.1%      94.0%        7.8%       5.6%       -2.0%
  Sherwood Consolidation         224   10/11/2002    $  966    96.8%      97.5%       15.1%      14.2%       25.9%
  Sunset Gardens                 217    7/17/1996    $  862    95.7%      97.4%        5.7%       3.9%        5.9%
                              ------                 ------    ----       ----         ---        ---        ----    -----    -----
     Total
      Hudson Valley Region       908                 $1,069    93.7%      95.2%        6.9%       5.1%        5.5%     2.2%     2.2%

Illinois Region
  Blackhawk                      371   10/20/2000    $  850    87.7%      91.2%        1.1%      -2.8%      -12.1%
  Courtyards Village             224    8/29/2001    $  754    96.3%      93.0%       -3.9%      -0.5%        8.4%
  Cypress Place                  192   12/27/2000    $  878    93.9%      92.9%       -1.0%       0.0%        7.3%
  The Colony                     783     9/1/1999    $  829    91.1%      92.2%       -0.4%      -1.5%      -11.5%
  The New Colonies               672    6/23/1998    $  713    92.8%      89.1%        1.5%       5.8%        3.7%
                              ------                 ------    ----       ----         ---        ---        ----    -----    -----
    Total
      Illinois Region          2,242                 $  794    91.7%      91.3%       -0.1%       0.4%       -4.4%     4.0%     5.3%

Indiana Region
  Maple Lane                     396     7/9/1999    $  655    89.4%      86.5%       -2.4%       0.9%       -3.2%
                              ------                 ------    ----       ----         ---        ---        ----    -----    -----
    Total
      Indiana Region             396                 $  655    89.4%      86.5%       -2.4%       0.9%       -3.2%     0.6%     0.9%

Long Island, NY Region
  Bayview / Colonial             160    11/1/2000    $1,102    96.3%      94.0%        4.8%       7.3%        7.9%
  Cambridge Village               82     3/1/2002    $1,316    97.3%      98.5%        8.0%       6.7%        0.8%
  Coventry Village                94    7/31/1998    $1,286    95.5%      97.1%        5.5%       3.8%       -3.8%
  Devonshire Hills               297    7/16/2001    $1,660    94.6%      93.5%       -1.7%      -0.6%       -5.9%
  East Winds                      96    11/1/2000    $1,082    93.4%      92.2%        5.3%       6.6%        8.9%
  Hawthorne Consolidation        434     4/4/2002    $1,253    96.4%      91.4%        6.1%      11.9%       13.2%
  Heritage Square                 80     4/4/2002    $1,292    96.0%      98.8%        7.2%       4.1%        7.6%
  Holiday/Muncy Consolidation    143    5/31/2002    $  913    98.9%      98.7%        1.4%       1.6%       -3.7%
  Lake Grove Apartments          368     2/3/1997    $1,332    93.5%      95.8%        4.4%       1.9%        3.1%
  Maple Tree                      84    11/1/2000    $1,116    92.0%      95.3%        4.4%       0.7%       -6.6%
  Mid- Island Estates            232     7/1/1997    $1,143    96.6%      97.0%        6.3%       5.9%        7.9%
  Rider Terrace                   24    11/1/2000    $1,140    97.8%      97.9%        6.6%       6.5%        1.9%
  South Bay Manor                 61    9/11/2000    $1,440    96.5%      94.5%        7.5%       9.8%        2.5%
  Southern Meadows               452    6/29/2001    $1,312    94.9%      95.6%        3.4%       2.6%       -2.8%
  Stratford Greens               359     3/1/2002    $1,339    93.3%      94.0%        4.4%       3.6%        1.1%
  Terry Apartments                65    11/1/2000    $1,087    93.1%      94.1%        5.3%       4.3%        2.1%
  Westwood Village Apts          242     3/1/2002    $1,927    95.4%      96.0%        9.3%       8.7%        5.0%
  Woodmont Village Apts           96     3/1/2002    $1,187    95.4%      93.8%        5.5%       7.3%        8.6%
  Yorkshire Village Apts          40     3/1/2002    $1,367    98.5%      99.0%        6.2%       5.7%       34.4%
                              ------                 ------    ----       ----         ---        ---        ----    -----    -----
     Total
      Long Island Region       3,409                 $1,327    95.1%      94.9%        4.6%       4.8%        2.3%    12.6%     8.1%

Maine Region
  Mill Co. Gardens                95     7/7/1998    $  700    94.3%      98.3%        7.1%       2.8%        1.7%
  Redbank Village                500     7/7/1998    $  757    92.8%      93.9%        3.5%       2.4%       -0.3%
                              ------                 ------    ----       ----         ---        ---        ----    -----    -----
    Total
      Maine Region               595                 $  748    93.0%      94.5%        4.1%       2.4%        0.0%     1.2%     1.4%

New Jersey Region
  Chatham Hill Apartments        308    1/30/2004    $1,455    76.3%        n/a         n/a        n/a         n/a
  East Hill Gardens               33     7/7/1998    $1,314    91.8%      96.2%        5.3%       0.4%       -2.0%
  Fairmount Apartments            54    1/30/2004    $  774    97.5%        n/a         n/a        n/a         n/a
  Kensington Apartments           38    1/30/2004    $  900    98.6%        n/a         n/a        n/a         n/a
  Lakeview                       106     7/7/1998    $1,120    95.2%      97.9%        7.4%       4.5%        0.9%
  Northwood Apartments           134    1/30/2004    $1,131    92.2%        n/a         n/a        n/a         n/a
  Oak Manor                       77     7/7/1998    $1,604    97.8%      94.0%        3.4%       7.6%        6.1%
  Pleasant View                1,142     7/7/1998    $  986    94.8%      92.8%        2.8%       4.9%        4.1%
  Pleasure Bay                   270     7/7/1998    $  909    96.5%      97.7%        9.5%       8.1%        6.5%
  Royal Gardens Apartments       550    5/28/1997    $1,028    93.7%      97.6%        3.4%      -0.7%       -5.9%
  Wayne Village                  275     7/7/1998    $1,127    95.6%      92.0%        4.9%       9.1%        7.6%
  Windsor Realty                  67     7/7/1998    $1,032    94.8%      95.7%        4.9%       3.9%        4.1%
                              ------                 ------    ----       ----         ---        ---        ----    -----    -----
     Total
      New Jersey Region        3,054                 $1,032    94.9%      94.6%        4.1%       4.4%        2.3%     8.0%     7.3%

Philadelphia Region
  Beechwood Gardens              160     7/7/1998    $  783    96.4%      95.1%        5.5%       6.9%        7.5%
  Castle Club                    158    3/15/2000    $  854    94.0%      98.1%        5.9%       1.5%       -5.0%
  Cedar Glen                     110     3/3/1998    $  664    89.9%      88.2%        8.6%      10.7%       19.3%
  Chesterfield                   247    9/23/1997    $  847    96.0%      96.2%        3.8%       3.5%       -1.9%
  Curren Terrace                 318    9/23/1997    $  889    91.5%      89.7%        2.3%       4.4%        4.7%
  Executive House                100    9/23/1997    $  891    94.8%      92.0%        2.1%       5.1%        9.1%
  Glen Brook                     177    7/28/1999    $  734    94.7%      94.7%        4.0%       3.9%       -1.6%
  Glen Manor                     174    9/23/1997    $  744    93.7%      92.7%        3.5%       4.6%        2.1%
  Golf Club                      399    3/15/2000    $  992    91.0%      92.2%        3.9%       2.5%        7.8%
  Hill Brook Place               274    7/28/1999    $  811    96.7%      97.1%        2.9%       2.5%       -4.9%
  Home Properties of
    Bryn Mawr                    316    3/15/2000    $1,028    95.5%      91.7%        2.3%       6.5%        6.9%
  Home Properties of Devon       629    3/15/2000    $1,072    90.7%      91.1%        1.8%       1.3%       -5.2%
  New Orleans Consolidation      442    7/28/1999    $  780    93.7%      93.3%        2.9%       3.4%       -3.8%
  Racquet Club                   467     7/7/1998    $  945    96.0%      96.1%        4.1%       4.0%       -2.0%
  Racquet Club South             103    5/27/1999    $  832    93.9%      96.3%        4.8%       2.2%       -6.2%
  Ridley Brook                   244    7/28/1999    $  803    97.5%      96.5%        4.3%       5.3%       -0.2%
  Sherry Lake                    298    7/23/1998    $1,083    95.8%      94.3%        3.4%       5.0%        3.2%
  The Landings                   384   11/25/1996    $  968    94.8%      95.5%        4.7%       4.0%        5.2%
  Trexler Park                   249    3/15/2000    $1,036    88.2%      88.3%        5.5%       5.4%       -3.7%
  Valley View                    177    9/23/1997    $  769    88.7%      90.6%        0.0%      -2.0%      -15.9%
  Village Square                 128    9/23/1997    $  883    94.5%      91.4%        5.0%       8.6%        7.3%
  William Henry                  363    3/15/2000    $1,045    92.5%      86.2%        0.4%       7.8%       11.0%
                              ------                 ------    ----       ----         ---        ---        ----    -----    -----
     Total
      Philadelphia Region      5,917                 $  919    93.5%      92.8%        3.3%       4.1%        0.9%    13.0%    14.1%

Rochester, NY Region:
  1600 East Avenue               164    9/18/1997    $1,030    92.8%      66.0%      -15.5%      18.8%       55.7%
  1600 Elmwood                   210     8/4/1994    $  916    93.6%      89.7%        1.3%       5.8%        3.5%
  Brook Hill                     192     8/4/1994    $  863    94.7%      82.5%       -4.2%      10.0%       27.8%
  Newcastle Apartments           197     8/4/1994    $  768    94.0%      95.4%        0.3%      -1.1%       -2.3%
  Perinton Manor                 224     8/4/1994    $  806    95.6%      88.3%       -1.5%       6.6%        5.8%
  Riverton Knolls                240     8/4/1994    $  830    91.8%      83.2%       -0.8%       9.4%        0.9%
  Spanish Gardens                220     8/4/1994    $  703    92.8%      86.9%        0.8%       7.7%       11.6%
  The Meadows                    113     8/4/1994    $  746    96.4%      95.2%        3.4%       4.8%       -2.3%
  Woodgate                       120    6/30/1997    $  824    93.4%      94.1%        2.2%       1.4%      -13.1%
                              ------                 ------    ----       ----         ---        ---        ----    -----    -----
     Total
      Rochester Region         1,680                 $  831    93.8%      85.3%       -2.4%       7.3%        8.2%     3.0%     4.0%

Syracuse, NY Region:
  Fairview Heights               214     8/4/1994    $  942    89.3%      92.9%        5.9%       1.8%       -3.8%
  Harborside Manor               281    9/30/1994    $  668    94.2%      93.3%        1.8%       2.8%      -16.0%
  Pearl Street                    60    5/17/1995    $  580    96.4%      93.7%        1.6%       4.6%       -2.8%
  Village Green
    (inclu Fairways)             448   12/19/1994    $  693    91.4%      89.5%        2.2%       4.3%        5.7%
  Westminster Place              240     1/1/1996    $  665    94.0%      93.8%        1.5%       1.7%       -3.7%
                              ------                 ------    ----       ----         ---        ---        ----    -----    -----
     Total
      Syracuse Region          1,243                 $  719    92.2%      92.0%        2.8%       3.0%       -3.4%     1.8%     3.0%

Washington DC Region
  Braddock Lee                   254    3/16/1998    $1,108    96.2%      95.8%        4.1%       4.5%       11.3%
  Cider Mill                     864    9/27/2002    $1,017    95.0%      95.4%        2.7%       2.2%        1.0%
  East Meadow                    150     8/1/2000    $1,150    96.0%      90.8%       -0.8%       4.8%       17.0%
  Elmwood Terrace                504    6/30/2000    $  816    93.3%      92.6%        4.5%       5.3%        1.5%
  Falkland Chase                 450    9/10/2003    $1,110    94.4%        n/a         n/a        n/a         n/a
  Orleans Village                851   11/16/2000    $1,131    94.1%      84.6%       -1.9%       9.0%       19.5%
  Park Shirlington               294    3/16/1998    $1,128    93.5%      94.6%        1.3%       0.2%       -2.6%
  Pavilion Apartments            432     7/1/1999    $1,387    90.8%      92.9%        1.3%      -1.0%        1.5%
  Seminary Hill                  296     7/1/1999    $1,142    93.3%      89.2%        3.1%       7.8%       16.4%
  Seminary Towers                548     7/1/1999    $1,115    93.0%      93.1%        0.8%       0.7%        5.0%
  Tamarron Apartments            132    7/16/1999    $1,140    94.1%      95.7%        7.0%       5.2%        9.3%
  The Apts at
    Wellington Trace             240     3/2/2004    $1,169    91.1%        n/a         n/a        n/a         n/a
  The Manor - MD                 435    8/31/2001    $1,118    93.5%      97.3%        3.0%      -1.0%      -10.1%
  The Manor - VA                 198    2/19/1999    $  918    90.7%      92.0%        3.6%       2.1%        3.6%
  The Sycamores                  185   12/16/2002    $1,117    95.0%      91.1%        1.8%       6.2%       15.3%
  Virginia Village               344    5/31/2001    $1,175    95.6%      93.6%        3.5%       5.9%       14.3%
  Wellington Lakes               160   10/24/2001    $  769    87.6%      84.7%        2.8%       6.3%      -32.2%
  Wellington Woods               114   10/24/2001    $  814    88.7%      89.1%        6.5%       6.1%      -30.4%
  West Springfield               244   11/18/2002    $1,205    94.1%      85.5%       -2.0%       7.9%       23.6%
  Woodleaf Apartments            228    3/19/2004    $  990    91.3%        n/a         n/a        n/a         n/a
                              ------                 ------    ----       ----         ---        ---        ----    -----    -----
    Total
      Washington DC Region     6,923                 $1,088    93.7%      91.7%        1.7%       3.8%        6.0%    19.8%    16.5%

TOTAL OWNED PORTFOLIO         42,000                 $  941    93.4%        n/a         n/a        n/a         n/a   100.0%   100.0%
TOTAL CORE PORTFOLIO          39,992                 $  932    93.6%      91.9%        2.5%       4.5%        2.4%

Home Properties, Inc.
June 30, 2004 Supplemental Information

OCCUPANCY COMPARISON BY REGIONS - CORE PROPERTIES

---------------------------------------------- -------------- --- ------------ ------------- -----------
                                                                      2nd Qtr       1st Qtr
Region                                               % Units             2004          2004    Variance
------                                               -------             ----          ----    --------

New Jersey, Long Island, Hudson Valley                 17.1%            95.1%         94.7%        0.4%
Baltimore                                              15.6%            94.2%         94.0%        0.2%
Washington                                             15.0%            94.1%         93.1%        1.0%
Philadelphia                                           14.8%            93.4%         93.6%       -0.2%
Detroit                                                13.9%            92.1%         92.4%       -0.3%
Upstate, NY                                            11.4%            92.9%         93.6%       -0.7%
Misc.                                                   6.6%            93.1%         92.6%        0.5%
Chicago                                                 5.6%            91.9%         91.6%        0.3%
                                                      -----             ----          ----         ---

Total                                                 100.0%            93.7%         93.5%        0.2%
                                                      =====             ====          ====         ===
---------------------------------------------- -------------- --- ------------ ------------- -----------

---------------------------------------------- -------------- --- ------------ ------------- -----------
                                                                      2nd Qtr       2nd Qtr
Region                                               % Units             2004          2003    Variance
------                                               -------             ----          ----    --------

New Jersey, Long Island, Hudson Valley                 17.1%            95.1%         95.4%       -0.3%
Baltimore                                              15.6%            94.2%         91.9%        2.3%
Washington                                             15.0%            94.1%         92.1%        2.0%
Philadelphia                                           14.8%            93.4%         93.8%       -0.4%
Detroit                                                13.9%            92.1%         89.8%        2.3%
Upstate, NY                                            11.4%            92.9%         90.0%        2.9%
Misc.                                                   6.6%            93.1%         93.0%        0.1%
Chicago                                                 5.6%            91.9%         91.4%        0.5%
                                                      -----             ----          ----         ---

Total                                                 100.0%            93.7%         92.6%        1.1%
                                                      =====             ====          ====         ===
---------------------------------------------- -------------- --- ------------ ------------- -----------

---------------------------------------------- -------------- --- ------------ ------------- -----------
                                                                         June       2nd Qtr
Region                                               % Units             2004          2004    Variance
------                                               -------             ----          ----    --------

New Jersey, Long Island, Hudson Valley                 17.1%            94.5%         95.1%       -0.6%
Baltimore                                              15.6%            93.2%         94.2%       -1.0%
Washington                                             15.0%            94.3%         94.1%        0.2%
Philadelphia                                           14.8%            92.6%         93.4%       -0.8%
Detroit                                                13.9%            91.3%         92.1%       -0.8%
Upstate, NY                                            11.4%            91.8%         92.9%       -1.1%
Misc.                                                   6.6%            92.5%         93.1%       -0.6%
Chicago                                                 5.6%            92.6%         91.9%        0.7%
                                                      -----             ----          ----         ---

Total                                                 100.0%            93.2%         93.7%       -0.5%
                                                      =====             ====          ====         ===
---------------------------------------------- -------------- --- ------------ ------------- -----------

SAME STORE SEQUENTIAL RESULTS
SECOND QUARTER 2004 VERSUS FIRST QUARTER 2004

---------------------------------------------- -------------- --- ------------ ------------- -----------

Region                                               % Units         Revenues      Expenses         NOI
------                                               -------         --------      --------         ---

New Jersey, Long Island, Hudson Valley                 17.1%             1.8%        -11.0%       11.6%
Baltimore                                              15.6%             1.3%         -9.7%        7.8%
Washington                                             15.0%             2.7%        -14.1%       16.2%
Philadelphia                                           14.8%             2.3%         -9.9%       14.1%
Detroit                                                13.9%             0.0%         -4.3%        3.8%
Upstate, NY                                            11.4%             1.2%         -9.1%       15.1%
Misc.                                                   6.6%             3.0%        -17.3%       21.2%
Chicago                                                 5.6%             0.2%         -0.7%        1.2%
                                                      -----             ----          ----         ---
Total                                                 100.0%             1.7%         -9.9%       11.5%
                                                      =====              ===           ===        ====

Home Properties, Inc.
June 30, 2004 Supplemental Information

Resident Statistics

                       ----------- ------------------------------------------------------------------------------------- ----------
Top Six Reasons
  for Moveouts            2ND QTR      1ST QTR      4TH QTR       3RD QTR      2ND QTR    1ST QTR      YEAR        YEAR       YEAR
                             2004         2004         2003          2003         2003       2003      2003        2002       2001

Home purchase              20.40%       17.50%       20.60%        20.10%       19.40%     18.10%    19.60%      18.80%     17.80%

Employment related         14.70%       16.20%       15.00%        14.20%       15.20%     15.30%    14.90%      14.30%     15.80%

Resident preference        13.80%       11.00%       11.70%        13.70%       12.30%     11.00%    12.20%      10.80%     10.00%

Eviction/skip              11.20%       14.10%       13.40%        10.20%       11.40%     15.20%    12.60%      10.90%     10.20%

Domestic Situation          9.50%        5.50%        5.70%         9.10%       10.10%      7.00%     8.00%       8.40%      8.10%

Rent level                  9.30%        9.80%        8.00%         9.00%        9.40%     10.10%     9.10%      11.80%     13.30%
                       ----------- ------------------------------------------------------------------------------------- ----------

---------------------------------- --------------------------------------     ------------------------------------------
Traffic                                 Signed                     Signed     Turnover
                          Traffic       Leases      Traffic        Leases
                       2nd Qtr 04   2nd Qtr 04   Six Mos 04    Six Mos 04
                               To           To           To            To          2nd        2nd       Six         Six
                       2nd Qtr 03   2nd Qtr 03   Six Mos 03    Six Mos 03       Qtr 04     Qtr 03    Mos 04      Mos 03

Region
Baltimore                      2%          -5%           8%            3%          14%        12%       23%         21%
Washington                    -1%         -25%           9%           -9%          12%        12%       22%         22%
New Jersey                    -7%         -12%           8%           -7%          10%        10%       19%         17%
Long Island                    1%          -1%           7%            0%          12%        12%       22%         21%
Hudson Valley                  4%         -10%           5%            1%          13%        13%       24%         24%
Philadelphia                  11%           3%           6%            5%          17%        15%       28%         26%
Detroit                        2%         -28%           4%          -19%          13%        13%       24%         24%
Rochester                     -8%         -36%          -4%          -29%          18%        18%       29%         29%
Buffalo                        0%         -11%          16%           -5%          19%        16%       30%         25%
Syracuse                       0%           0%          -5%          -14%          24%        20%       36%         33%
Chicago                        1%          13%          -2%            2%          15%        15%       26%         26%

Total Portfolio                2%         -13%           7%           -6%          14%        13%       25%         23%
---------------------------------- --------------------------------------     ------------------------------------------

---------------------------------- ---------------------------------------------------

                                    2nd Qtr 04   2nd Qtr 03    Six Mos 04   Six Mos 03

Bad Debts as % of Rents                  0.75%        0.55%         0.71%        0.63%
---------------------------------- ---------------------------------------------------

HOME PROPERTIES, INC.
June 30, 2004 and 2003 Supplemental Information

SAME STORE OPERATING EXPENSE DETAIL

                                2ND         2ND                                     SIX        SIX
                                QTR         QTR                                     MOS        MOS
                               2004        2003       QUARTER              %       2004       2003        SIX MOS             %
                             ACTUAL      ACTUAL      VARIANCE       VARIANCE     ACTUAL     ACTUAL       VARIANCE      VARIANCE
                             ------      ------      --------       --------     ------     ------       --------      --------

ELECTRICITY                   1,873       1,785          (88)          -4.9%      3,928      3,542          (386)        -10.9%

GAS                           3,037       3,442           405          11.8%     11,601     11,689             88          0.8%

WATER & SEWER                 2,665       2,500         (165)          -6.6%      5,386      4,920          (466)         -9.5%

REPAIRS & MAINTENANCE         8,660       7,838         (822)         -10.5%     15,093     12,744        (2,349)        -18.4%

PERSONNEL EXPENSE            10,796       9,900         (896)          -9.1%     21,755     20,140        (1,615)         -8.0%

SITE LEVEL INCENTIVE
  COMPENSATION                  475         366         (109)         -29.8%        838        581          (257)        -44.2%

ADVERTISING                   1,593       1,722           129           7.5%      3,239      3,345            106          3.2%

LEGAL & PROFESSIONAL            387         359          (28)          -7.8%        812        787           (25)         -3.2%

OFFICE & TELEPHONE            1,391       1,440            49           3.4%      2,846      2,836           (10)         -0.4%

PROPERTY INS.                 1,797       1,225         (572)         -46.7%      3,876      2,839        (1,037)        -36.5%

REAL ESTATE TAXES            11,106      10,214         (892)          -8.7%     22,236     20,624        (1,612)         -7.8%

SNOW                             68         133            65          48.9%      1,031      1,597            566         35.4%

TRASH                           682         743            61           8.2%      1,329      1,472            143          9.7%

PROPERTY MANAGEMENT G & A     2,898       2,830          (68)          -2.4%      5,925      5,697          (228)         -4.0%
                             ------      ------       ------            ---      ------     ------        ------           ---

TOTAL                        47,428      44,497       (2,931)          -6.6%     99,895     92,813        (7,082)         -7.6%
                             ======      ======       ======            ===      ======     ======        ======           ===

Home Properties, Inc.
June 30, 2004 and 2003 Supplemental Information

BREAKDOWN OF "OTHER INCOME"
---------------------------

                                                                                             Six          Six
                                                                                             Mos          Mos
Recognized directly by Home Properties:                            Q2'04       Q2'03        2004         2003
---------------------------------------                            -----       -----        ----         ----

Recognized directly by Home Properties:
Management fees                                                      699       1,138       1,171        2,309
Other                                                                 (1)        (16)         (8)          12
                                                                     ---       -----       -----        -----

Other Income                                                         698       1,122       1,163        2,321
                                                                     ===       =====       =====        =====

Equity in earnings of unconsolidated affiliates
-----------------------------------------------

Company's share of earnings (losses) from
   investment in limited partnerships - normal                         -        (233)        (54)        (838)
Share of earnings (losses) resulting from cash advances              (25)       (211)       (509)        (346)
                                                                     ---       -----       -----        -----

Equity in earnings (losses) of unconsolidated affiliates             (25)       (444)       (563)      (1,184)
                                                                     ===       =====       =====        =====

EBITDA                                                               412          28         318            5
------                                                               ===       =====       =====        =====

General and Administrative Expenses of the Management Companies
---------------------------------------------------------------
Home Properties Resident Services, Inc.                             (286)       (805)       (650)      (1,656)
                                                                     ===       =====       =====        =====
Home Properties Management                                             -        (289)       (125)        (595)
                                                                     ===       =====       =====        =====

Home Properties, Inc.
June 30, 2004 Supplemental Information

                                                       SUMMARY OF RECENT ACQUISITIONS

                                                                                                                         Wgtd
                                                                                                                          Avg
                                                                                             (1)      Purchase          Price
                                                                     Purchase      # of      CAP         Price            Per
Community                               Market          State            Date     Units     Rate          (mm)           Unit
---------                               ------          -----            ----     -----     ----          ----           ----
2004 ACQUISITIONS
Chatham Hill Apartments                 New Jersey         NJ       1/30/2004       308     6.2%         $45.7       $148,292
Northwood Apartments                    New Jersey         NJ       1/30/2004       134     6.2%         $14.4       $107,612
Fairmount Apartments                    New Jersey         NJ       1/30/2004        54     6.2%          $2.2        $41,519
Kensington Apartments                   New Jersey         NJ       1/30/2004        38     6.2%          $1.8        $48,211
The Apartments at Wellington Trace      NoVA/DC            MD        3/2/2004       240     7.4%         $29.5       $123,100
The Village at Marshfield               Boston             MA       3/17/2004       276     7.6%         $27.0        $97,725
Woodleaf Apartments                     NoVA/DC            MD       3/19/2004       228     7.1%         $20.0        $87,895
                                                                                  -----     ---         ------       --------
                                                                     SUBTOTAL     1,278     6.8%        $140.6       $110,113

Purchased after the Quarter close
---------------------------------
The Hamptons                            Florida            FL        7/7/2004       836     6.2%         $70.4        $84,211
                                                                                  -----     ---         ------       --------
                                                                    TOTAL YTD     2,114     6.6%        $211.0        $99,869
                                                                                  =====     ===         ======       ========

                                                                                                                        Wgtd.
                                                                                                                         Avg.
                                                                                                      Purchase          Price
                                                                     Purchase       #of                  Price            Per
Community                               Market          State            Date     Units                   (mm)           Unit
---------                               ------          -----            ----     -----                   ----           ----
2003 ACQUISITIONS
Stone Ends Apartments                   Boston             MA       2/12/2003       280     7.7%         $34.0       $121,429
Falkland Chase                          NoVA/DC            MD       9/10/2003       450     7.1%         $58.9       $130,836
                                                                                  -----     ---         ------       --------
                                                                     TOTALYTD       730     7.3%         $92.9       $127,228
                                                                                  =====     ===         ======       ========

TOTAL 2003 and 2004 Acquisitions                                                  2,844     6.8%        $303.9       $106,892

(1)  CAP  rate  based  on  projected  NOI at the  time of  acquisition  after an allowance for a 3% management fee but before capital expenditures

Home Properties, Inc.
June 30, 2004 Supplemental Information

                             SUMMARY OF RECENT SALES

                                                                                                               Wgtd.
                                                                                                                Avg.
                                                                                          (1)     Sales        Price
                                                                     Sale       #of       CAP     Price          Per
Community                            Market            State         Date     Units      Rate      (mm)         Unit
---------                            ------            -----         ----     -----      ----      ----         ----
------------------------------------ ----------------- ------------------- --------- --------- --------- ------------
2004 SALES
Northgate Manor                      Rochester         NY       6/10/2004       224      9.0%      $9.3      $41,603
                                                                              -----      ---      -----      -------
                                                                 SUBTOTAL       224      9.0%      $9.3      $41,603

Disposed after the Quarter close
--------------------------------
Maple Lane                           South Bend        IN       7/30/2004       396      7.4%     $17.5      $44,192
                                                                              -----      ---      -----      -------
                                                                TOTAL YTD       620      8.0%     $26.8      $43,256
                                                                              =====      ===      =====      =======

                                                                                                               Wgtd.
                                                                                                                Avg.
                                                                                          (1)     Sales        Price
                                                                     Sale       #of       CAP     Price          Per
Community                            Market            State         Date     Units      Rate      (mm)         Unit
---------                            ------            -----         ----     -----      ----      ----         ----
------------------------------------ ----------------- ------------------- --------- --------- --------- ------------
2003 SALES
Weston Gardens                       North/Central     OH        1/8/2003       242      7.4%      $6.4      $26,595
Candlewood Apartments                South Bend        IN       1/22/2003       310      9.4%     $14.7      $47,332
Green Acres                          Philadelphia      PA       7/25/2003       212     11.0%     $10.5      $49,528
Carriage House                       Baltimore         MD       9/17/2003        50      8.3%      $1.9      $38,750
Bayberry Place                       Detroit           MI       9/25/2003       120      6.9%      $7.0      $58,333
Candlewood Gardens                   Syracuse          NY       12/5/2003       126      9.6%      $3.8      $30,159
Pines of Perinton                    Rochester         NY      12/19/2003       508      7.4%     $15.0      $29,528
                                                                              -----      ---      -----      -------
                                                                TOTAL YTD     1,568      8.7%     $59.3      $37,849
                                                                              =====      ===      =====      =======

(1)  CAP rate based on projected  NOI at the time of sale after an allowance for a 3% management fee but before capital expenditures

Home Properties, Inc.
June 30, 2004 Supplemental Information

                                            BREAKDOWN OF OWNED UNITS BY MARKET

                                           Net                                     Net
                                      Acquired         As of    12/31/2003    Acquired        As of       Current
MARKET                      STATE      in 2003    12/31/2003    % of Units     in 2004    6/30/2004    % of Units
------                      -----      -------    ----------    ----------     -------    ---------    ----------
SUBURBAN NEW YORK CITY      NY/NJ                      6,837        16.70%         534        7,371        17.55%
BALTIMORE                      MD          -50         6,233        15.22%         468        6,701        15.95%
SUBURBAN WASHINGTON            DC          450         6,455        15.76%                    6,455        15.37%
PHILADELPHIA                   PA         -212         5,917        14.45%                    5,917        14.09%
DETROIT                        MI         -120         5,574        13.61%                    5,574        13.27%
UPSTATE NEW YORK               NY         -634         4,791        11.70%        -224        4,567        10.87%
CHICAGO                        IL                      2,242         5.48%                    2,242         5.34%
BOSTON                         MA          280           976         2.38%         276        1,252         2.98%
PORTLAND                       ME                        595         1.45%                      595         1.42%
HAMDEN                         CT                        498         1.22%                      498         1.19%
DOVER                          DE                        432         1.06%                      432         1.03%
SOUTH BEND                     IN         -310           396         0.97%                      396         0.94%
NORTH/CENTRAL                  OH         -242             0         0.00%                        0         0.00%
                                           ---        ------        -----        -----       ------        -----
TOTAL                                     -838        40,946        100.0%       1,054       42,000        100.0%

Total Upstate NY                          -634         4,791         11.7%        -224        4,567         10.9%
Total Mid-Atlantic                         188        21,557         52.6%       1,002       22,559         53.7%

Home Properties, Inc.
June 30, 2004 Supplemental Information

Debt Summary Schedule
---------------------

FIXED
-----
                                                                                                           MATURITY   YEARS TO
PROPERTY                                           LENDER                            RATE        BALANCE       DATE   MATURITY
--------                                           ------                            ----        -------       ----   --------
BAYVIEW/COLONIAL                                   Midland Loan                     8.350      5,529,051   11/01/05       1.34
(*) CAMBRIDGE VILLAGE - 2nd                        North Fork Bank                  5.210        582,466   11/01/05       1.34
IDLYWOOD                                           Morgan Guaranty                  8.625      8,694,701   11/01/05       1.34
CARRIAGE HILL - MI                                 Prudential-Fannie Mae            7.360      3,434,162   01/01/06       1.51
CARRIAGE PARK                                      Prudential-Fannie Mae            7.480      4,954,903   01/01/06       1.51
MID-ISLAND                                         North Fork Bank                  7.500      6,675,000   05/01/06       1.84
(*) DEVONSHIRE - 1st                               AMI Capital                      7.100     19,006,722   06/01/06       1.92
NEWCASTLE                                          Presidential Funding             6.450      6,000,000   07/31/06       2.08
COUNTRY VILLAGE                                    PW Funding                       8.385      6,242,082   08/01/06       2.09
HAMPTON COURT                                      ORIX RE Capital                  8.875      3,339,413   09/01/06       2.17
RAINTREE                                           Capitalized Lease                8.500      5,702,587   11/01/06       2.34
MILL TOWNE VILLAGE                                 Prudential-Fannie Mae            6.325      8,530,000   01/01/07       2.51
WOODGATE PLACE                                     ARCS Mortgage                    7.865      3,209,610   01/01/07       2.51
(*) BRITTANY PLACE                                 CapMark Svcs.                    4.780     19,453,478   06/11/07       2.95
SEMINARY TOWERS - 1st                              Wachovia                         8.220      2,069,084   06/25/07       2.99
SEMINARY TOWERS - 2nd                              Wachovia                         8.400      1,382,342   06/25/07       2.99
SEMINARY TOWERS - 3rd                              Wachovia                         5.350     16,425,981   06/25/07       2.99
SEMINARY TOWERS - 4th                              Wachovia                         5.390     10,000,000   06/25/07       2.99
(*) SOUTHERN MEADOWS                               CapMark Svcs.                    7.250     19,665,229   07/11/07       3.03
(*) COURTYARDS VILLAGE                             Berkshire Mtg-Freddie            6.670      5,045,131   08/01/07       3.09
LIBERTY COMMONS LAND                               V & E Enterprises, Inc.          7.000        540,000   09/25/07       3.24
(*) GARDENCREST                                    Legg Mason(Sun Life)             6.000      4,052,447   11/01/07       3.34
ROYAL GARDENS APTS. - 1st                          M & T Bank - Freddie             4.900     31,715,793   11/01/07       3.34
ROYAL GARDENS APTS. - 2nd                          M & T Bank - Freddie             4.550      1,490,138   11/01/07       3.34
FENLAND FIELD                                      Prudential-Fannie Mae            5.050     12,393,454   12/01/07       3.42
HP@NEWARK (CHSTNT CRSG)                            Prudential-Fannie Mae            4.840     16,998,474   12/01/07       3.42
(*) STRATFORD GREENS - 1st                         North Fork Bank                  5.690     13,820,557   12/01/07       3.42
(*) STRATFORD GREENS - 2nd                         North Fork Bank                  5.690      2,092,535   12/01/07       3.42
VILLAGE SQUARE 1, 2 & 3                            Prudential-Fannie Mae            5.050     21,604,211   12/01/07       3.42
CYPRESS PLACE                                      Reilly Mortgage                  7.130      6,271,539   01/01/08       3.51
MAPLE LANE APTS - II                               AMI Capital                      7.205      5,613,284   01/01/08       3.51
PAVILION - 2nd                                     Capri Capital                    7.450      3,705,133   01/01/08       3.51
PAVILION -3rd                                      Capri Capital                    5.030     18,021,116   01/01/08       3.51
THE LANDINGS - 2nd                                 Capri Capital                    6.740      3,685,391   01/01/08       3.51
THE LANDINGS -1st                                  Capri Capital                    6.930      9,357,946   01/01/08       3.51
VIRGINIA VILLAGE                                   First Union NB - Svcr            6.910      9,194,377   01/01/08       3.51
(*) CAMBRIDGE VILLAGE - 1st                        North Fork Bank                  5.960      2,710,501   03/01/08       3.67
(*) YORKSHIRE VILLAGE                              North Fork Bank                  5.810      1,556,269   03/01/08       3.67
DETROIT PORTFOLIO                                  Morgan Guaranty                  7.510     44,300,583   06/01/08       3.92
WELLINGTON WOODS/LAKES                             ORIX RE Capital                  6.980      7,659,987   06/01/08       3.92
(*) CHATHAM HILL - 1st                             Bank of New York                 3.900     21,198,947   07/01/08       4.01
(*) NORTHWOOD - 1st                                Bank of New York                 3.850      5,861,267   07/01/08       4.01
RACQUET CLUB SOUTH                                 Legg Mason RE                    6.980      2,899,703   07/01/08       4.01
(*) WESTWOOD VILLAGE - 1st                         M and T Bank                     5.940     16,272,129   10/31/08       4.34
STONE ENDS                                         Prudential-Fannie Mae            4.530     23,837,898   11/01/08       4.34
(*) WESTWOOD VILLAGE - 2nd                         M and T Bank                     5.940        959,881   11/01/08       4.34
GOLF CLUB (HP @)                                   ARCS Mortgage                    6.585     16,080,502   12/01/08       4.42
DEVONSHIRE - 2nd                                   AMI Capital                      6.720      4,848,075   01/01/09       4.51
HERITAGE SQUARE                                    PW Funding                       5.150      6,520,000   07/01/09       5.01
BLACKHAWK                                          M&T Bank-Freddie Mac             5.060     13,846,028   12/01/09       5.42
WILLIAM HENRY                                      Legg Mason RE                    5.310     23,491,128   12/01/09       5.42
CHERRY HILL                                        Prudential                       5.360      5,244,065   01/01/10       5.51
ELMWOOD TERRACE                                    John Hancock                     5.300     21,927,134   01/01/10       5.51
GLEN MANOR                                         Prudential-Fannie Mae            5.065      6,047,057   01/01/10       5.51
HILL BROOK APTS                                    M&T Bank - Freddie               5.210     11,657,919   01/01/10       5.51
RIDLEY BROOK                                       Prudential-Fannie Mae            4.865     10,094,774   01/01/10       5.51
SHERRY LAKE                                        GMAC                             5.180     20,276,628   01/01/10       5.51
MULTI-PROPERTY                                     M&T Bank - Freddie               7.575     45,400,000   05/01/10       5.84
(*) CIDER MILL - 1st                               Berkshire Mtg-Freddie            7.700     46,582,206   10/01/10       6.26
CIDER MILL - 2nd                                   Berkshire Mtg-Freddie            5.180     18,789,230   10/01/10       6.26
HP@DEVON (SGRTWN MEWS)                             Prudential-Fannie Mae            7.500     28,892,000   10/01/10       6.26
TREXLER PARK (HP @)                                Prudential-Fannie Mae            7.500     10,140,000   10/01/10       6.26
MULTI-PROPERTY                                     Prudential-Fannie Mae            7.250     32,978,000   01/01/11       6.51
MULTI-PROPERTY                                     Prudential-Fannie Mae            6.360      8,141,000   01/01/11       6.51
MULTI-PROPERTY                                     Prudential-Fannie Mae            6.160     58,881,000   01/01/11       6.51
ORLEANS VILLAGE                                    Prudential-Fannie Mae            6.815     43,745,000   01/01/11       6.51
RACQUET CLUB                                       Prudential-Fannie Mae            6.875     22,081,977   04/01/11       6.76
MEADOWS APARTMENTS                                 Prudential-Fannie Mae            6.875      3,403,334   05/01/11       6.84
TIMBERCROFT TH's 1 - 1st                           GMAC                             8.500        679,707   05/01/11       6.84
LAKE GROVE                                         Prudential-Fannie Mae            6.540     26,868,298   12/01/11       7.42
MULTI_PROPERTY NOTES PAY                           Seller Financing                 4.000        665,329   02/01/12       7.59
TIMBERCROFT TH's 3 - 1st                           GMAC                             8.000        938,021   02/01/12       7.59
APPLE HILL                                         M&T Bank-Freddie Mac             6.650     25,442,273   03/01/12       7.67
APPLE HILL - 2nd                                   M&T Bank-Freddie Mac             5.470      4,266,173   03/01/12       7.67
EMERSON SQUARE                                     M&T Bank-Freddie Mac             6.850      2,243,489   03/01/12       7.67
FAIRVIEW                                           M&T Bank-Freddie Mac             6.850      7,549,829   03/01/12       7.67
PARADISE LANE                                      M&T Bank-Freddie Mac             6.830      8,807,310   03/01/12       7.67
PERINTON MANOR                                     M&T Bank-Freddie Mac             6.850      9,339,451   03/01/12       7.67
CASTLE CLUB (HP @)                                 Legg Mason RE                    9.550      6,843,447   05/01/12       7.84
GATEWAY VILLAGE                                    Prudential-Fannie Mae            6.885      7,120,911   05/01/12       7.84
THE COLONIES                                       Prudential-Fannie Mae            7.110     21,460,630   06/01/12       7.93
CARRIAGE HILL - NY                                 M&T Bank-Freddie Mac             6.850      5,875,876   07/01/12       8.01
CORNWALL PARK                                      M&T Bank-Freddie Mac             6.830      5,679,563   07/01/12       8.01
HARBORSIDE MANOR - 1st                             M&T Bank-Freddie Mac             6.850      7,393,810   07/01/12       8.01
HARBORSIDE MANOR - 2nd                             M&T Bank-Freddie Mac             5.680      1,213,485   07/01/12       8.01
LAKESHORE VILLAS                                   M&T Bank-Freddie Mac             6.850      5,077,736   07/01/12       8.01
PATRICIA APTS                                      M&T Bank-Freddie Mac             6.830      5,385,793   07/01/12       8.01
PEARL STREET                                       M&T Bank-Freddie Mac             6.830      1,111,432   07/01/12       8.01
SUNSET GARDENS - 1st                               M&T Bank-Freddie Mac             6.830      5,973,334   07/01/12       8.01
SUNSET GARDENS - 2nd                               M&T Bank-Freddie Mac             5.520      2,884,042   07/01/12       8.01
WESTMINISTER PLACE                                 M&T Bank-Freddie Mac             6.850      6,659,326   07/01/12       8.01
WOODHOLME MANOR                                    Prudential-Fannie Mae            7.160      3,823,569   07/01/12       8.01
CANTERBURY APARTMENTS                              M&T Bank-Fannie Mae              5.020     30,308,459   05/01/13       8.84
MORNINGSIDE                                        Morgan Guaranty                  6.990     18,291,080   05/01/13       8.84
MULTI-PROPERTY                                     Prudential - Fannie Mae          6.475    100,000,000   08/31/13       9.18
1600 ELMWOOD AVE                                   Legg Mason-Freddie               5.630     11,102,716   10/01/13       9.26
DEERFIELD WOODS                                    GE Financial                     7.000      3,164,239   01/01/14       9.51
FALKLAND CHASE                                     Capri Capital                    5.480     15,631,218   04/01/14       9.76
CURREN TERRACE                                     M&T Bank-Freddie Mac             5.360     15,105,792   10/01/14      10.26
SPRINGWELLS                                        AMEX/IDS                         8.000     10,375,358   07/01/15      11.01
PAVILION - 1st                                     Capri Capital                    8.000      7,830,553   11/01/18      14.35
BONNIE RIDGE - 1st                                 Prudential                       6.600     16,804,237   12/15/18      14.47
BONNIE RIDGE - 2nd                                 Prudential                       6.160     19,741,111   12/15/18      14.47
TIMBERCROFT TH's 1 - 2nd                           Allfirst Mtg                     8.375      2,097,012   06/01/19      14.93
TIMBERCROFT TH's 3 - 2nd                           Allfirst Mtg                     8.375      3,088,730   06/01/19      14.93
VILLAGE GREEN, FW                                  ARCS Mortgage                    8.230      3,876,708   10/01/19      15.26
RAINTREE                                           Leasehold Mortgage               8.500      1,045,166   04/30/20      15.84
MACOMB MANOR                                       EF&A Funding                     8.630      3,730,146   06/01/21      16.93
SHAKESPEARE PARK                                   Reilly Mortgage                  7.500      2,424,987   01/01/24      19.52
(*) HOLIDAY SQUARE                                 Red Capital (Servicer)           6.700      3,627,439   03/01/24      19.68
(*) WOODLEAF                                       HOC of Montgom Cty               5.080      8,184,736   02/01/27      22.61
(*) BARI MANOR                                     Wachovia (Servicer)              4.440      3,039,420   10/11/28      24.30
(*) HUDSON VIEW ESTATES                            Wachovia (Servicer)              4.500      2,354,762   10/11/28      24.30
(*) SHERWOOD TOWNHOUSES                            Wachovia (Servicer)              4.290        738,319   10/11/28      24.30
(*) SPARTA GREEN                                   Wachovia (Servicer)              4.440      1,921,631   10/11/28      24.30
OWINGS RUN 1                                       Reilly Mortgage                  8.000     17,204,485   10/01/35      31.27
OWINGS RUN 2                                       Prudential Huntoon               8.000     14,357,485   06/01/36      31.94
(*) THE VILLAGE AT MARSHFIELD                      Capstone Realty (HUD)            5.950     24,548,935   01/01/42      37.53

     WTD AVG - FIXED SECURED                                                         6.39  1,416,720,121                  8.67
                                                                                           -------------
     % OF PORTFOLIO - FIXED                                                                        93.1%

VARIABLE SECURED
    MAPLE LANE - I  - Eqv. Bond Yield +1.75        Civitas Bank                      3.08      5,945,000   07/27/07       3.07
    CHATHAM HILL 2nd - 30L + 150                   Bank of New York                  2.61      6,579,719   07/01/08       4.01
    NORTHWOOD 2nd - 30L + 150                      Bank of New York                  2.61      2,725,995   07/01/08       4.01
    HAWTHORNE COURT - 90L + 65                     PW Funding - Fannie               2.42     38,399,028   07/01/14      10.01
    FALKLAND CHASE - BMA Index + 1.12              Capri Capital                     2.42     24,695,000   10/01/30      26.27
     WTD AVG - VARIABLE SECURED                                                      2.49     78,344,742                 13.90
                                                                                           -------------

     WTD AVG - TOTAL SECURED DEBT                                                    6.19  1,495,064,863                  7.91

VARIABLE UNSECURED - LINE OF CREDIT
LINE OF CREDIT                                     M and T Bank et. al.              2.34     26,000,000   09/01/05       1.17
           Adjusts Daily  30 LIBOR + 105                                                   -------------

-------------------------------------------------- ---------------------------
     WTD AVG - COMBINED DEBT                                                        6.121  1,521,064,863                  7.79
           Adjusts Daily  30 LIBOR + 105                                                   -------------

-------------------------------------------------- --------------------------- ----------                          ------------
WTG AVG - TOTAL SECURED DEBT                                                         6.19                                 7.91
-------------------------------------------------- --------------------------- ----------                          ------------
WTD AVG - TOTAL PORTFOLIO                                                            6.12                                 7.79
-------------------------------------------------- --------------------------- ----------                          ------------

(*)  General ledger balance and rate have been adjusted  pursuant to FAS #141 to reflect fair market value of debt.

CHEVY PLACE                                        City of Rochester                 1.00      2,427,934   12/31/29      25.52
CHEVY PLACE                                        NY State HFA                      5.70      5,105,986   06/15/30      25.98
CHEVY PLACE                                        NY State HFA                      0.00        400,000   08/31/30      26.19
SCHOOLHOUSE GARDENS                                Rural Development                 1.00      1,292,608   10/20/32      28.33
GREEN MEADOWS I                                    Mellon Mtg (HUD)                  5.50     16,681,142   10/01/40      36.28
GREEN MEADOWS I                                    Mellon Mtg (HUD)                  6.46     13,776,841   09/01/41      37.20
SUBTOTAL: MINORITY INTEREST PROPERTIES RECENTLY
CONSOLIDATED DUE TO REQUIREMENTS OF FIN 46R                                                   39,684,511

AFFORDABLE GENERAL LEDGER PARTNER MINORITY INTEREST PROPERTIES
HELD FOR SALE INCLUDED IN DISCONTINUED OPERATIONS:                                            87,045,668    Various

                                                                                         ---------------
TOTAL MORTGAGE DEBT                                                                        1,647,795,041
                                                                                         ===============

                            FREE & CLEAR PROPERTIES
                            -----------------------

1600 East Avenue                       164          Kensington                        38
Arbor Crossing                         134          Maple Tree                        84
Beechwood Gardens                      160          Rider Terrace                     24
Brook Hill                             192          Sherwood House                     6
Cedar Glen                             110          South Bay Manor                   61
Coventry Village                        94          Terry Apartments                  65
East Hill Gardens                       33          The Colony                       783
Fairmount                               54          The Lakes                        434
Gardencrest                             60          The Sycamores                    185
Glen Brook                             177          Wellington Trace                 240
Hawthorne Court                        408          West Springfield Terrace         244
Hawthorne Estates                       26          Woodmont Village                  96
Muncy - Holiday Square                  23

Total Free and Clear Properties:        25                     Units:             3,895
------------------------------------ ----------- -- ----------------------------- -------

                       FIXED RATE MATURING DEBT SCHEDULE
                       ---------------------------------

                         MATURING      WTD AVG         Percent of
     YEAR                    DEBT         RATE              Total
     ----                    ----         ----              -----
     2005              14,806,218         8.39              1.05%
     2006              55,354,870         7.52              3.91%
     2007             190,488,465         5.53             13.45%
     2008             199,186,452         6.07             14.06%
     2009              48,705,231         5.36              3.44%
     2010             258,029,013         6.67             18.21%
     2011             163,800,316         6.53             11.56%
     2012             145,754,831         6.90             10.29%
     2013             159,702,254         6.20             11.27%
     2014              33,901,249         5.57              2.39%
   2015-2042          146,991,221         6.71             10.37%
                      -----------         ----             -----

     TOTAL          1,416,720,121         6.31            100.00%
---------------- -- ----------------- -------------- -------------

Home Properties, Inc.
NAV calculation as of June 30, 2004

Net Asset Value Calculation
---------------------------
Based on properties wholly owned - before FIN 46 adjustment

Cap Rate (after 3% G & A, before capital expenditures)                 7.00%        7.25%         7.50%        7.75%        8.00%
                                                                       -----        -----         -----        -----        -----

2nd QTR 2004
------------
Rent                                                                 111,556      111,556       111,556      111,556      111,556
Property other income                                                  4,696        4,696         4,696        4,696        4,696
Operating & maintenance expense                                      (49,848)     (49,848)      (49,848)     (49,848)     (49,848)
                                                                  ----------   ----------    ----------   ----------   ----------
Property NOI                                                          66,404       66,404        66,404       66,404       66,404
Adjustment for 2nd QTR acquisitions                                        -            -             -            -            -
Effective 2nd QTR "run rate"                                          66,404       66,404        66,404       66,404       66,404

Annualized (2nd qtr = 25.0% due to seasonality)                      265,616      265,616       265,616      265,616      265,616
NOI growth for next 12 months @ 4%                                    10,625       10,625        10,625       10,625       10,625
                                                                  ----------   ----------    ----------   ----------   ----------
Adjusted NOI                                                         276,241      276,241       276,241      276,241      276,241
                                                                           -
Real estate value using above cap rate                             3,946,295    3,810,216     3,683,209    3,564,395    3,453,008
Balance sheet adjustments before FIN 46R
----------------------------------------
Cash                                                                   5,751        5,751         5,751        5,751        5,751
Other assets                                                          84,332       84,332        84,332       84,332       84,332
Less:
  Deferred charges                                                    (9,483)      (9,483)       (9,483)      (9,483)      (9,483)
  Intangible                                                          (2,214)      (2,214)       (2,214)      (2,214)      (2,214)
                                                                  ----------   ----------    ----------   ----------   ----------
Gross value                                                        4,024,681    3,888,602     3,761,595    3,642,781    3,531,394
Less liabilities & perpetual preferred stock                      (1,646,241)  (1,646,241)   (1,646,241)  (1,646,241)  (1,646,241)
                                                                  ----------   ----------    ----------   ----------   ----------
Net Asset Value                                                   $2,378,440   $2,242,361    $2,115,354   $1,996,540   $1,885,153
                                                                  ==========   ==========    ==========   ==========   ==========

Per share/unit - fully diluted                                        $47.85       $45.11        $42.56       $40.17       $37.92
                                                                  ==========   ==========    ==========   ==========   ==========
          49,708.2 shares

----------------------------------------------------------------------------------------------------------------------------------
Economic CAP rate (after cap ex reserve of
   $525 per unit)                                                      6.44%        6.67%         6.90%        7.13%        7.36%

------------------------------------------------------- --------------------------------------------------------------------------
Adjustment for Acquisitions
---------------------------
                                                                                  Initial                  # of days
                                                                              Unleveraged     Quarterly      Missing
Property                     Units     Region     Price     Price       Date       Return           NOI   In Quarter          Adj
--------                     -----     ------     -----     -----       ----       ------           ---   ----------          ---

------------------------------------------------------- ------------------ ------------ ------------- ------------ ------------
Reconcilation to financial statements:                                              Other           O&M
                                                                        Rent       Income       Expense
                                                                        ----       ------       -------
Per financial statement                                              112,440        4,732       (51,081)
Less results from propeties not wholly owned but
   consolidated due to FIN 46R                                        (1,574)         (98)        1,532
Add back properties classified as discontinued operations
  still owned at June 30, 2004          Maple Lane                       690           62          (299)
                                                                  ----------   ----------    ----------

Proper run rate before acquisitions                                  111,556        4,696       (49,848)
                                                                  ==========   ==========    ==========

Operating expenses now include a charge for G & A, so NAV calculation does not need additional allocation.

                              Home Properties, Inc.
                     June 30, 2004 Supplemental Information

                      Recurring Capital Expenditure Summary

The  Company  has a policy  to  capitalize  costs  related  to the  acquisition,
development,  rehabilitation,   construction,  and  improvement  of  properties.
Capital  improvements  are costs that  increase  the value and extend the useful life of an asset.  Ordinary repair and maintenance  costs that do not extend the useful life of the asset are  expensed as  incurred.  Costs  incurred on a lease turnover  due to normal wear and tear by the  resident are expensed on the turn.
Recurring capital  improvements  typically  include:  appliances,  carpeting and flooring,  HVAC equipment,  kitchen/ bath cabinets, new roofs, site improvements and various exterior  building  improvements.  Non- recurring  upgrades include, among other items:  community centers,  new windows, and kitchen/ bath apartment upgrades.  The Company capitalizes interest and certain internal personnel costs related to the communities under rehabilitation and construction.

The table  below is a list of the items  that  management  considers  recurring, non-revenue enhancing capital and maintenance expenditures for a standard garden style apartment.  Included are the per unit replacement cost and the useful life that management estimates the Company incurs on an annual basis.

                                                                          Maintenance      Total
                                                          Capitalized         Expense       Cost
                                                          Expenditure            Cost        per
                                Capitalized                  Per Unit        per Unit       Unit
                                   Cost per    Useful             Per             Per        Per
Category                               Unit   Life(1)         Year(2)         Year(3)       Year
--------                               ----   -------         -------         -------       ----
Appliances                           $1,000        18             $55             $ 5       $ 60
Blinds/Shades                           130         6              22               6         28
Carpets/Cleaning                        840         6             140              97        237
Computers, equipment, misc.(4)          120         5              22              29         51
Contract repairs                          -         -               -             102        102
Exterior painting(5)                     84         5              17               1         18
Flooring                                250         8              31               -         31
Furnace/Air (HVAC)                      765        24              32              43         75
Hot water heater                        130         7              19               -         19
Interior painting                         -         -               -             138        138
Kitchen/Bath cabinets                 1,100        25              44               -         44
Landscaping                               -         -               -             106        106
New roof                                800        23              35               -         35
Parking lot                             400        15              27               -         27
Pool/Exercise facility                  100        15               7              23         30
Windows                                 980        36              27               -         27
Miscellaneous(6)                        705        15              47              40         87
                                     ------        --              --              --         --
Total                                $7,404                      $525            $590     $1,115
                                     ======                      ====            ====     ======

(1)  Estimated  weighted  average actual physical useful life of the expenditure capitalized.

(2)  This amount is not  necessarily  incurred  each and every year.  Some years will be higher,  or lower  depending  on the timing of certain  longer life expenditures.

(3)  These expenses are included in the Operating and  maintenance  line item of the Consolidated  Statement of Operations.  Maintenance labor costs are not included in the $590 per unit maintenance estimate. All personnel costs for site  supervision,  leasing agents,  and maintenance staff are combined and disclosed in the Company's same store expense detail  schedule.  The annual per unit cost of  maintenance  staff would add another $570 to expenses and total cost figures provided.

(4)  Includes computers, office equipment/ furniture, and maintenance vehicles.

(5)  The level of  exterior  painting  may be lower  than other  similar  titled presentations as the Company's  portfolio has a significant amount of brick exteriors.  In addition,  other  exposed  exterior  surfaces are most often covered with aluminum or vinyl.

(6)  Includes items such as: balconies, siding, and concrete/sidewalks.

In  reviewing  the  breakdown of costs above,  one must  consider the  Company's unique  strategy  in  operating  apartments,  which  has been to  improve  every property  every year  regardless  of age.  Another  part of its  strategy  is to purchase  older  properties and rehab and  reposition  them to enhance  internal rates of return.  This strategy results in higher costs of capital  expenditures and  maintenance  costs which is more than justified by higher  revenue  growth, higher net operating income growth and a higher rate of property appreciation.

                              Home Properties, Inc.
                     June 30, 2004 Supplemental Information

                           Capital Expenditure Summary

The Company estimates that during the three and six-month periods ended June 30,
2004,  approximately  $131 and $262 per  unit  was  spent on  recurring  capital expenditures,  respectively. The table below summarizes the breakdown of capital improvements by major categories  between recurring and  non-recurring,  revenue generating capital improvements as follows:

                 For the three-month period ended June 30, 2004
                 ----------------------------------------------
                      (in thousands, except per unit data)

                                                           Non-                       Total
                             Recurring        Per     Recurring        Per          Capital        Per
                                Cap Ex    Unit(a)        Cap Ex    Unit(a)     Improvements    Unit(a)
                                ------    -------        ------    -------     ------------    -------
New Buildings                     $  -        $ -         $ 665      $  16            $ 665      $  16
Major building improvements        956         23         4,389        104            5,345        127
Roof replacements                  365          9           711         17            1,076         26
Site improvements                  350          8         2,516         60            2,866         68
Apartment upgrades                 690         16         6,091        145            6,781        161
Appliances                         573         14           428         10            1,001         24
Carpeting/Flooring               1,799         43           539         13            2,338         56
HVAC/Mechanicals                   530         12         2,840         68            3,370         80
Miscellaneous                      235          6           639         15              874         21
                                ------       ----       -------       ----          -------       ----
Totals                          $5,498       $131       $18,818       $448          $24,316       $579
                                ======       ====       =======       ====          =======       ====

(a)  Calculated  using  the  weighted  average  number  of  units   outstanding,
     including  39,992  core  units,  2003  acquisition  units  of 730 and  2004 acquisition units of 1,278 for the three-month period ended June 30, 2004.

                  For the six-month period ended June 30, 2004
                  --------------------------------------------
                      (in thousands, except per unit data)

                                                           Non-                       Total
                             Recurring        Per     Recurring        Per          Capital         Per
                                Cap Ex    Unit(a)        Cap Ex    Unit(a)     Improvements     Unit(a)
                                ------    -------        ------    -------     ------------     -------
New Buildings                     $  -        $ -       $ 1,218       $ 29           $1,218      $   29
Major building improvements      1,894         46         6,886        165            8,780         211
Roof replacements                  724         17           793         19            1,517          36
Site improvements                  693         17         3,311         79            4,004          96
Apartment upgrades               1,367         33        11,863        285           13,230         318
Appliances                       1,135         27           817         20            1,952          47
Carpeting/Flooring               3,564         86         1,068         25            4,632         111
HVAC/Mechanicals                 1,050         25         5,143        124            6,193         149
Miscellaneous                      466         11         1,413         34            1,879          45
                               -------       ----       -------       ----          -------      ------
Totals                         $10,893       $262       $32,512       $780          $43,405      $1,042
                               =======       ====       =======       ====          =======      ======

(a)  Calculated  using  the  weighted  average  number  of  units   outstanding,
     including  39,992  core  units,  2003  acquisition  units  of 730 and  2004 acquisition units of 899 for the six-month period ended June 30, 2004.

The  schedule  below  summarizes  the  breakdown of total  capital  improvements between core and non-core as follows:

                 For the three-month period ended June 30, 2004
                 ----------------------------------------------
                      (in thousands, except per unit data)

                                                                    Non-                        Total
                                  Recurring                    Recurring                      Capital
                                     Cap Ex   Per Unit            Cap Ex    Per Unit     Improvements      Per Unit
                                     ------   --------            ------    --------     ------------      --------
Core Communities                     $5,234       $131           $18,207        $455          $23,441          $586
2004 Acquisition Communities            168        131               511         400              679           532
2003 Acquisition Communities             96        131               100         137              196           268
Sub-total                             5,498        131            18,818         448           24,316           579
2004 Disposed Communities                23        131               188       1,092              211         1,223
Corporate office expenditures(1)          -          -                 -           -            1,760             -
                                     ------       ----           -------        ----          -------          ----
                                     $5,521       $131           $19,006        $451          $26,287          $582
                                     ======       ====           =======        ====          =======          ====

(1)  No distinction is made between recurring and non-recurring expenditures for corporate office.

                  For the six-month period ended June 30, 2004
                  --------------------------------------------
                      (in thousands, except per unit data)

                                                                   Non-                        Total
                                  Recurring       Per         Recurring        Per           Capital          Per
                                     Cap Ex      Unit            Cap Ex       Unit      Improvements         Unit
                                     ------      ----            ------       ----      ------------         ----
Core Communities                    $10,466      $262           $31,847       $796           $42,313       $1,058
2004 Acquisition Communities            236       262               514        572               750          834
2003 Acquisition Communities            191       262               151        207               342          469
Sub-total                            10,893       262            32,512        780            43,405        1,042
2004 Disposed Communities                52       262               286      1,444               338        1,706
Corporate office expenditures(1)          -         -                 -          -             2,390            -
                                    -------      ----           -------       ----           -------       ------
                                    $10,945      $262           $32,798       $784           $46,133       $1,046
                                    =======      ====           =======       ====           =======       ======

(1)  No distinction is made between recurring and non-recurring expenditures for corporate office.

                Adjusted Net Operating Income - Core Properties
                -----------------------------------------------

                                  Second       Second                       Year to        Year to
                                 Quarter      Quarter                          Date           Date
                                 6/30/04      6/30/03      Change           6/30/04        6/30/03     Change
                                 -------      -------      ------           -------        -------     ------

Net Operating Income             $62,449      $61,033        2.3%          $118,008       $115,268       2.4%

Less: Non-recurring Cap Ex @ 9%   (1,639)           -           -          (2,866)             -          -
                                 -------      -------        ----           ---------     --------       ----
Adjusted Net Operating Income    $60,810      $61,033        (0.4%)       $ 115,142       $115,268       (0.1%)
                                 =======      =======        ====           =========     ========       ====

Some  of  our  Core  Property  NOI  reflects  incremental   investments  in  the
communities  above  and  beyond  normal  capital  replacements.  After  charging ourselves a 9% cost of capital on these additional  expenditures,  what we refer to as the adjusted NOI for the quarter is recalculated and presented above.

Home Properties, Inc.
June 30, 2004 Supplemental Information

                                                               --------     --------
2004 Earnings Guidance                                           Actual       Actual
                                                               --------     --------
                                                                  First       Second         Third        Fourth
                                                                Quarter      Quarter       Quarter       Quarter            Year
                                                                -------      -------       -------       -------            ----
FFO per share - 2004 guidance                                    $0.615      0.719 *   $.77 - $.80   $.73 - $.76   $2.83 - $2.89
Midpoint of guidance                                                                        $0.785        $0.745           $2.86

FFO per share - 2003 actual                                      $0.598       $0.746        $0.779        $0.643          $2.774
Improvement projected                                              2.8%        -3.7%          0.8%         15.9%            3.1%

* After 2.2 cent real estate impairment charge

Assumptions for mid-point of guidance:
--------------------------------------
Same store rental growth (after concessions and bad debts)         5.2%         3.8%          3.4%          4.2%            4.0%

Same store expense growth                                          8.5%         6.6%          3.1%          4.4%            5.7%

Same store NOI growth                                              2.6%         2.3%          3.6%          4.1%            3.0%

Same store 2004 economic occupancy                                93.5%        93.7%         93.5%         93.7%           93.6%
Same store 2003 economic occupancy                                91.1%        92.6%         93.4%         93.3%           92.6%
Difference in occupancy                                            2.4%         1.1%          0.1%          0.4%            1.0%

Acquisition pace                                           $141 million   $0 million   $70 million   $39 million    $250 million

Disposition pace                                             $0 million   $9 million   $18 million   $23 million     $50 million

Home Properties, Inc.
June 30, 2004 Supplemental Information

Consolidation Summary of the Balance Sheet as of June 30, 2004
(in thousands, except share and per share data)

                                                                                                              Effect
                                                                                       June 30, 2004       of FIN 46  June 30, 2004
                                                                                     (before FIN 46)   Consolidation  (as reported)
                                                                                     ---------------   -------------  -------------
ASSETS
Real estate:
     Land                                                                                   $399,706       $  14,275     $  413,981
     Buildings, improvements and equipment                                                 2,545,116         199,479      2,744,595
                                                                                          ----------        --------     ----------
                                                                                           2,944,822         231,754      3,158,576
     Less:  accumulated depreciation                                                       (370,290)       (62,515)     (432,805)
                                                                                          ----------        --------     ----------
         Real estate, net                                                                  2,574,532         151,239      2,725,771

Cash and cash equivalents                                                                      5,751             937          6,688
Cash in escrows                                                                               42,770           7,873         50,643
Accounts receivable                                                                            4,214             901          5,115
Prepaid expenses                                                                              13,140             180         13,320
Investment in and advances to affiliates                                                       4,071        (3,948)           123
Deferred charges                                                                               9,483           5,139         14,622
Other assets                                                                                  10,654              75         10,729
                                                                                          ----------        --------     ----------
         Total assets                                                                     $2,664,615        $162,396     $2,827,011
                                                                                          ==========        ========     ==========

LIABILITIES AND STOCKHOLDERS' EQUITY
Mortgage notes payable                                                                    $1,495,065        $126,730     $1,621,795
Line of credit                                                                                26,000               -         26,000
Accounts payable                                                                              13,822             820         14,642
Accrued interest payable                                                                       7,509           2,522         10,031
Accrued expenses and other liabilities                                                        20,893           1,070         21,963
Security deposits                                                                             22,952           1,161         24,113
                                                                                          ----------        --------     ----------
         Total liabilities                                                                 1,586,241         132,303      1,718,544
                                                                                          ----------        --------     ----------

Commitments and contingencies
Minority interest                                                                            316,818          30,414        347,232
                                                                                          ----------        --------     ----------
Stockholders' equity:
     Cumulative redeemable preferred stock, $.01 par value; 2,400,000 shares issued
         and outstanding at June 30, 2004                                                     60,000               -         60,000
     Convertible cumulative preferred stock, $.01 par value; 10,000,000 shares
              authorized; 250,000 shares issued and outstanding at June 30, 2004              25,000               -         25,000
         Common stock, $.01 par value; 80,000,000 shares authorized; 33,270,614 shares
              issued and outstanding at June 30, 2004                                            333               -            333
         Excess stock, $.01 par value; 10,000,000 shares authorized; no shares issued or
              outstanding                                                                          -               -              -
     Additional paid-in capital                                                              832,125               -        832,125
     Accumulated other comprehensive income (loss)                                         (319)              -      (319)
     Distributions in excess of accumulated earnings                                       (155,504)        (321)     (155,825)
     Officer and director notes for stock purchases                                        (79)              -      (79)
                                                                                          ----------        --------     ----------
         Total stockholders' equity                                                          761,556        (321)        761,235
                                                                                          ----------        --------     ----------
         Total liabilities and stockholders' equity                                       $2,664,615        $162,396     $2,827,011
                                                                                          ==========        ========     ==========

Home Properties, Inc.
June 30, 2004 Supplemental Information

Consolidation Summary of the Statement of Operations for the three months ended June 30, 2004
(in thousands, except share and per share data)

                                                                         June 30, 2004   Effect of FIN 46     June 30, 2004
                                                                       (before FIN 46)      Consolidation     (as reported)
                                                                       ---------------      -------------     -------------
Revenues:
     Rental income                                                            $110,866           $  1,574          $112,440
     Property other income                                                       4,634                 98             4,732
     Interest and dividend income                                                  147                  -               147
     Other income                                                                  698                  -               698
                                                                              --------              -------        --------
         Total Revenues                                                        116,345              1,672           118,017
                                                                              --------              -------        --------

Expenses:
     Operating and maintenance                                                  49,549              1,532            51,081
     General and administrative                                                  4,892                  -             4,892
     Interest                                                                   23,156                533            23,689
     Depreciation and amortization                                              23,498                772            23,270
     Impairment of assets held as General Partner                                  236            (236)                -
                                                                              --------              -------        --------
         Total Expenses                                                        100,331              2,601           102,932
                                                                              --------              -------        --------
Income from operations                                                          16,014            (929)           15,085
Equity in earnings (losses) of unconsolidated affiliates                       (1,142)             1,117          (25)
                                                                              --------              -------        --------
Income before minority interest and discontinued operations                     14,872                188            15,060
Minority interest in affordable limited partnerships                                 -           (393)          (393)
Minority interest in operating partnership                                       4,219                189             4,408
                                                                              --------              -------        --------
Income from continuing operations                                               10,653                392            11,045
                                                                              --------              -------        --------
Discontinued operations
     Income (loss) from operations, net of minority interest                   (536)           (392)          (928)
     Gain (loss) on disposition of property, net of minority interest              524                  -               524
                                                                              --------              -------        --------
Discontinued operations                                                        (12)                 -          (404)
                                                                              --------              -------        --------
Net Income                                                                      10,641                  -            10,641
Preferred dividends                                                            (1,899)                 -          (1,899)
                                                                              --------              -------        --------
Net income available to common shareholders                                   $  8,742              $      -       $  8,742
                                                                              ========              =======        ========

Home Properties, Inc.
June 30, 2004 Supplemental Information

Consolidation Summary of the Statement of Operations for the six months ended June 30, 2004
(in thousands, except share and per share data)

                                                                                 June 30, 2004   Effect of FIN 46    June 30, 2004
                                                                               (before FIN 46)      Consolidation    (as reported)
                                                                               ---------------      -------------    -------------
Revenues:
     Rental income                                                                    $218,259           $  1,574         $219,833
     Property other income                                                               8,623                 98            8,721
     Interest and dividend income                                                          298                  -              298
     Other income                                                                        1,163                  -            1,163
                                                                                      --------           --------          --------
         Total Revenues                                                                228,343              1,672          230,015
                                                                                      --------           --------          --------

Expenses:
     Operating and maintenance                                                         103,066              1,532          104,598
     General and administrative                                                          9,617                  -            9,617
     Interest                                                                           44,564                533           45,097
     Depreciation and amortization                                                      43,932                772           44,704
     Impairment of assets held as General Partner                                        1,352           (236)           1,116
                                                                                      --------           --------          --------
         Total Expenses                                                                202,531              2,601          205,132
                                                                                      --------           --------          --------
Income from operations                                                                  25,812           (929)          24,883
Equity in earnings (losses) of unconsolidated affiliates                              (1,680)             1,117         (563)
                                                                                      --------           --------          --------
Income before minority interest and discontinued operations                             24,132                188           24,230
Minority interest in affordable limited partnerships                                         -           (393)        (393)
Minority interest in operating partnership                                               6,658                189            6,847
                                                                                      --------           --------          --------
Income from continuing operations                                                       17,474                392           17,866
                                                                                      --------           --------          --------
Discontinued operations
     Income (loss) from operations, net of minority interest                          (478)          (392)        (870)
     Gain (loss) on disposition of property, net of minority interest                      511                  -              511
                                                                                      --------           --------          --------
Discontinued operations                                                                     33                  -         (359)
                                                                                      --------           --------          --------
Income before loss on disposition of property and business and cumulative
     effect of change in accounting principle                                           17,507                  -           17,507
Loss on disposition of property and business, net of minority interest                (67)                 -         (67)
                                                                                      --------           --------          --------
Income before cumulative effect of change in accounting principle                       17,440                  -           17,440
Cumulative effect of change in accounting principle, net of   minority interest              -           (321)        (321)
Net Income                                                                              17,440           (321)          17,119
Preferred dividends                                                                   (3,797)                 -         (3,797)
                                                                                      --------           --------         --------
Net income available to common shareholders                                           $ 13,643           ($   321)        $ 13,322
                                                                                      ========           ========         ========